UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04304

Exact name of registrant as specified in charter:	Delaware Group® Government Fund

Address of principal executive offices:	610 Market Street
Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq.
610 Market Street
Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2022

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Emerging Markets Debt Corporate Fund

July 31, 2022

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Emerging Markets Debt Corporate Fund at delawarefunds.com/literature.

Manage your account online
●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Emerging Markets Debt Corporate Fund	July 31, 2022 (Unaudited)

Performance preview (for the year ended July 31, 2022)
Delaware Emerging Markets Debt Corporate Fund
(Institutional Class shares)	1-year return	-13.60%
Delaware Emerging Markets Debt Corporate Fund
(Class A shares)	1-year return	-13.83%
J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad
Diversified (benchmark)	1-year return	-13.54%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Emerging Markets Debt Corporate Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks current income and, secondarily, capital appreciation.

Market review

Although it was not apparent at the time, as the fiscal year began in August 2021, global economies and markets were nearing the end of the post-pandemic euphoria that had taken hold in the previous fiscal year. The initial pandemic-induced market selloff in March 2020 and economic lockdowns had given rise to extraordinary counter measures, including extremely loose fiscal and monetary policy that was very much warranted. But as the initial shocks abated, central banks began taking stock of overheated asset prices, tight labor markets, supply-chain disruptions, and inflation.

Initially dismissed as transitory, it wasn’t long before central banks, investors, and consumers saw inflation as entrenched, quite possibly for a prolonged period. That prompted a dramatic shift in central bank policy to a much tighter framework. Bucking the commonly held view that governance and

During the Fund’s fiscal year:

●	The economic backdrop was supportive for emerging markets.
●	Transportation and infrastructure led the recovery.
●	High yield outperformed investment grade.

1

Portfolio management review
Delaware Emerging Markets Debt Corporate Fund

policy standards are generally higher in developed markets, we saw emerging market central banks tighten monetary policy preventatively based on their own views of inflation. With only some exceptions, notably Turkey, emerging market countries were quicker to initiate rate hikes than developed market countries.

The US Federal Reserve began to raise interest rates in mid-March 2022 with a 0.25 percentage point increase. That was followed in early May with a 0.50 percentage point increase and then 0.75 percentage point increases in mid-June and late July. The Fed’s aggressive response took the wind out of the sails of all risk assets. In the emerging market universe, that had a particularly negative effect on longer-duration and higher-beta (more volatile) assets.

In addition to the tragic loss of life and property, the outbreak of the Russia-Ukraine war in late February had a significant negative effect on global markets. The conflict led to immediate shortages and higher prices of commodities, adding to inflation and supply-chain problems. In particular, the war led to severe food shortages and higher prices in food-importing countries throughout the Middle East, Asia, and Africa. Energy supplies were also curtailed, leading to higher prices and shortages, most notably in Europe.

The US dollar strengthened significantly throughout the fiscal period. Usually, a negative factor for emerging market debt, its effect over the past few months was mixed. Bonds that are not US-dollar-denominated tend to experience difficulty as the dollar rises, and a stronger dollar typically stokes inflation in emerging market countries. However, the balance sheets for both emerging market corporate and sovereign bonds are considerably more manageable and resilient today than they have been in the past.

Within the Fund

For the fiscal year ended July 31, 2022, Delaware Emerging Markets Debt Corporate Fund’s Institutional Class shares posted negative performance and slightly underperformed its benchmark, the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified. The Fund’s Class A shares also underperformed the benchmark. The Fund’s Institutional Class shares declined 13.60%. The Fund’s Class A shares declined 13.83% at net asset value and 17.71% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s benchmark declined 13.54%. For complete annualized performance for Delaware Emerging Markets Debt Corporate Fund, please see the table on page 5.

The effects of the pandemic were far reaching, suppressing significant volumes of global trade. Similarly, the effects of inflation, supply-chain disruptions, and the Russia-Ukraine conflict were widespread. However, not all emerging markets were affected to the same degree, and we have seen both regional winners and losers. On the positive side, Latin America, as a net commodity exporter, was more resilient overall to geopolitical shocks, due in no small part to being untouched by sanctions that affected other commodities producers. On the opposite end of the transaction, resource importers, particularly those that are dollar denominated, suffered greatly. This caused severe price pressures in Turkey and India.

Latin America was not free of concern, however. Particularly in 2021 and 2022, the markets were sensitive to the lurch towards

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populism as elections took place in Chile, Colombia, and Peru. Traditionally center right countries, all three took steps towards a more populist government. It’s a trend we will continue to monitor as Brazil heads into an election later this year. While the populist shift raises concerns about fiscal and monetary policy, what we’ve seen so far is limited sharp rhetoric that panders to polarized and unhappy voter bases as the election nears. But the actual mechanics of passing populist policies has gotten stuck in still fragmented legislative bodies.

Brazil was a significant detractor from Fund performance during the period. Our holdings were subject to all elements of the slowdown that occurred this year. Our significant overweight to Brazil relative to the benchmark was disadvantageous as was some negative security selection. Nonetheless, we anticipate maintaining our overweight, a nod to the underlying strength of the corporate credits – mainly large, blue-chip companies with a long track record of conservative management – that we continue to hold.

The most notable underperforming security we held in Brazil was Azul Linhas Aéreas Brasileiras SA. The airline mainly suffered from the inflation-induced selloff and the cost pressures resulting from higher jet-fuel prices. As the recovery from the pandemic continues, however, we believe Azul will recover. Stone Co., a payments processor, also detracted as the company experienced several strategic missteps. We exited that position.

Mexican airline Grupo Aeromexico SAB de CV was a notable contributor in the region. This was a distressed security in which we took an active approach to restructuring, obtaining a favorable outcome for secured bond holders.

We held an overweight position in Ukraine based on the strong fundamentals of our corporate bond holdings. When the war broke out, we were punished dramatically as the conflict resulted in sudden and severe economic disruptions. What we do next in Ukraine will depend on our evaluation of each individual credit and to what extent normal business operations resume. There are some hopeful signs; at the end of the period, arrangements were underway with Russia to resume limited grain exports.

The most significant underperforming credit in Ukraine was Ukravtodor, the state agency of roads, a quasi-sovereign that currently trades as a distressed bond. Kernel Holding SA and MHP SA, both blue-chip agricultural producers, also plunged into distress. Both still maintain good balance sheets and we think could potentially recover if conditions normalize.

Perhaps counterintuitively, the Fund benefited from its holdings in Russia for two reasons. Prior to the outbreak of war, we had maintained an underweight position that was beneficial. Then, after the conflict broke out, Russian credits were dropped from the Fund’s benchmark, essentially zeroing out their value. In reality, however, the credits we owned retained residual value that was actually quite high in some cases. So, we outperformed the index for that reason as well. Our leading outperformer was an underweight position in energy producer Gazprom PJSC. We have since exited the position. The Fund also benefited on a relative basis by not owning several credits, including MMC Norilsk Nickel PJSC, VTBBank PJSC, and Sberbank of Russia PJSC.

Our investments in China underperformed for several reasons. The Common Prosperity policy introduced last year is a series of social

3

Portfolio management review
Delaware Emerging Markets Debt Corporate Fund

constructs that are often at odds with general market practices. The Three Red Lines policy, also implemented last year, was a response in large part to the China Evergrande debacle that roiled China’s equity markets. For investors, both policies have been at odds with the typical goals of western capital markets. Many times, the policies have conflicted with the goals of the companies they are intended to help. The continuation of zero-COVID policies has also undercut China’s economic performance, wreaking havoc on supply chains and economic growth.

The property sector, which accounts for 15% to 25% of China’s gross domestic product, was especially weak. Although the Three Red Lines policy was intended to force the property-development sector to manage balance sheets more conservatively, an extreme credit crunch has taken hold instead. In the early stages, we saw some credit differentiation, but over time a broad generalized panic has brought not just high-yield bond issuers, but also investment grade issuers, to distressed levels. We intend to focus on credits we believe have a better chance of survival through this tumultuous period. Among our holdings during the period, only CIFI Holdings Group Co. Ltd. remains in the Fund. Although we think this property developer and manager is more likely to survive, that hasn’t exempted it from near-term distress.

We also underperformed significantly in India, where some adverse security selection combined with an overweight just prior to the selloff earlier this year contributed to the decline. The leading detractor was Future Retail Ltd., a distressed credit that was undergoing protracted litigation in an attempt to close a sale to Reliance Industries Ltd. Despite going to the Indian supreme court and arbitrators in Singapore, the suit was not resolved, and little was left to recover by unsecured bond holders.

We did outperform in several other parts of Asia. The Fund benefitted from an underweight in Macao, which was hard hit by the zero-COVID policy that severely restricts travel to the island’s gaming venues. We may reduce the underweighting in the expectation that China may relax its zero-COVID policy soon. We were also underweight Hong Kong and Singapore relative to the benchmark. These are both investment-grade-centric countries, where we saw limited value versus developed markets. Both countries underperformed relative to the broader emerging market realm as credits succumbed to the duration selloff earlier in the year. As valuations adjust and yields improve, we may consider reducing our underweight.

The Fund also benefited from US Treasury futures that we purchased to hedge duration. As interest rates rose throughout the latter half of the fiscal year, the futures performed well. Throughout the year, as volatility increased, we also sought to improve credit quality at the margin. Functionally, we mainly held excess cash as a hedge against volatility. As valuations became more attractive, we began to redeploy the cash. We also reduced duration during the course of the fiscal year and are prepared to restore some of that duration when the macroeconomic environment improves.

During the fiscal year, Delaware Emerging Markets Debt Corporate Fund invested in credit default swaps and US dollar futures. These positions added 0.31 percentage points to performance for the fiscal year. The Fund had exposure to derivatives at the end of the fiscal year.

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Performance summary
Delaware Emerging Markets Debt Corporate Fund	July 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2,3]	Average annual total returns through July 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. September 30, 2013)
Excluding sales charge	-13.83%	+1.02%	+3.29%	+4.20%
Including sales charge	-17.71%	+0.09%	+2.82%	+3.79%
Class C (Est. September 30, 2013)
Excluding sales charge	-14.46%	+0.25%	+2.72%	+3.60%
Including sales charge	-15.28%	+0.25%	+2.72%	+3.60%
Class R (Est. September 30, 2013)
Excluding sales charge	-13.60%	+1.27%	+3.38%	+4.24%
Including sales charge	-13.60%	+1.27%	+3.38%	+4.24%
Institutional Class (Est. September 30, 2013)
Excluding sales charge	-13.60%	+1.25%	+3.48%	+4.40%
Including sales charge	-13.60%	+1.25%	+3.48%	+4.40%
J.P. Morgan Corporate Emerging Markets
Bond Index (CEMBI) Broad Diversified	-13.54%	+1.30%	+3.25%	+3.67%*

*	The benchmark lifetime return is for Class A share comparison only and is calculated using the month end prior to the Fund’s Class A inception date (November 3, 2010).
[1]	A privately offered fund managed by the Fund’s portfolio manager was reorganized into the Fund and the Fund commenced operations on September 30, 2013. This privately offered fund commenced operations on November 3, 2010 and had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the privately offered fund was not registered as an investment under the Investment Company Act of 1940 (1940 Act). As a result, the privately offered fund was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected its performance.

The Fund’s performance for the periods prior to its commencement of operations on September 30, 2013 is that of the privately offered fund. Because the privately offered fund was a master fund that did not charge any management or other asset-based fees, the privately offered fund’s performance shown above has been restated, on a one-

5

Performance summary
Delaware Emerging Markets Debt Corporate Fund

time basis, to reflect the fees, expenses, and waivers and reimbursements for each class of the Fund at the commencement of the Fund’s operations. If the performance of the privately offered fund had not been restated, the performance for such classes may have been higher than the performance shown in the average annual total returns table on page 5.

[2]	Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets. Delaware Distributors, L.P. has agreed to voluntarily suspend the 12b-1 for the Class R Shares and the suspension of the 12b-1 fee will continue while the Class is not broadly distributed.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in

6

accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[3]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the "Financial highlights" since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in "Notes to financial statements" for additional details. Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class
Total annual operating expenses
(without fee waivers)	1.42%	2.17%	1.67%	1.17%
Net expenses (including fee
waivers, if any)	1.04%	1.79%	1.29%	0.79%
Type of waiver	Contractual	Contractual	Contractual	Contractual

7

Performance summary
Delaware Emerging Markets Debt Corporate Fund

Performance of a $10,000 investment1

For the period September 30, 2013 (Fund's inception) through July 31, 2022

	Starting value	Ending value
J.P. Morgan Corporate Emerging Markets Bond Index
(CEMBI) Broad Diversified	$10,000	$13,279
Delaware Emerging Markets Debt Corporate Fund —
Institutional Class shares	$10,000	$13,039
Delaware Emerging Markets Debt Corporate Fund —
Class A shares	$9,550	$12,265

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on September 30, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified as of September 30, 2013. The J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified tracks US dollar-denominated emerging market corporate bonds, limiting the weights of countries with larger corporate debt stocks by including only a specified portion of those countries’ eligible current face amounts of debt outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

8

	Nasdaq symbols	CUSIPs
Class A	DEDAX	246094841
Class C	DEDCX	246094833
Class R	DEDRX	246094825
Institutional Class	DEDIX	246094817

9

Disclosure of Fund expenses
For the six-month period from February 1, 2022 to July 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2022 to July 31, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

10

Delaware Emerging Markets Debt Corporate Fund
Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/22	Ending Account Value 7/31/22	Annualized Expense Ratio	Expenses Paid During Period 2/1/22 to 7/31/22*
Actual Fund return†
Class A	$1,000.00	$889.10	1.04%	$4.87
Class C	1,000.00	886.00	1.79%	8.37
Class R	1,000.00	889.30	0.79%	3.70
Institutional Class	1,000.00	889.30	0.79%	3.70
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.64	1.04%	$5.21
Class C	1,000.00	1,015.92	1.79%	8.95
Class R	1,000.00	1,020.88	0.79%	3.96
Institutional Class	1,000.00	1,020.88	0.79%	3.96

*	“Expenses Paid During Period” are equal to the Fund's annualized ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

11

Security type / country and sector allocations
Delaware Emerging Markets Debt Corporate Fund	As of July 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / country	Percentage of net assets
Corporate Bonds	89.56%
Argentina	1.77%
Barbados	0.68%
Brazil	9.38%
Chile	4.62%
China	5.47%
Colombia	4.03%
Czech Republic	0.79%
Georgia	1.07%
Ghana	0.95%
Guatemala	2.10%
Hong Kong	1.33%
India	5.89%
Indonesia	4.13%
Israel	4.63%
Kazakhstan	0.60%
Kuwait	1.20%
Macao	1.60%
Malaysia	1.76%
Mauritius	0.36%
Mexico	6.30%
Morocco	0.92%
Netherlands	0.33%
Nigeria	1.09%
Oman	0.76%
Panama	0.41%
Paraguay	1.36%
Peru	2.82%
Philippines	0.81%
Qatar	2.23%
Republic of Korea	2.97%
Republic of Vietnam	0.30%
Russia	0.57%
Saudi Arabia	2.58%
Singapore	0.80%
South Africa	3.02%
Taiwan	0.96%
Tanzania	0.38%

12

Security type / country	Percentage of net assets
Thailand	1.42%
Turkey	2.56%
Ukraine	0.65%
United Arab Emirates	3.02%
Zambia	0.94%
Sovereign Bonds	1.62%
Common Stock by Country	0.30%
Short-Term Investments	8.90%
Total Value of Securities	100.38%
Liabilities Net of Receivables and Other Assets	(0.38%)
Total Net Assets	100.00%

Corporate bonds by sector	Percentage of net assets
Banking	13.00%
Basic Industry	7.78%
Basic Materials	3.39%
Capital Goods	0.10%
Communications	8.43%
Consumer Cyclical	8.19%
Consumer Non-Cyclical	7.12%
Electric	6.58%
Energy	15.37%
Finance Companies	0.61%
Financials	1.61%
Industrials	7.54%
Insurance	1.08%
Real Estate	1.91%
Technology	3.65%
Utilities	3.20%
Total	89.56%

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Schedule of investments
Delaware Emerging Markets Debt Corporate Fund	July 31, 2022

	Principal
	amount°	Value (US $)
Corporate Bonds – 89.56%Δ
Argentina – 1.77%
Aeropuertos Argentina 2000 144A 8.50% 8/1/31 #	854,629	$621,281
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	515,000	418,474
YPF 144A 6.95% 7/21/27 #	1,210,000	676,708
		1,716,463
Barbados – 0.68%
Sagicor Financial 144A 5.30% 5/13/28 #	700,000	655,525
		655,525
Brazil – 9.38%
Acu Petroleo Luxembourg 144A 7.50% 7/13/35 #	435,000	364,371
Arcos Dorados 144A 6.125% 5/27/29 #	610,000	580,427
Azul Investments
144A 5.875% 10/26/24 #	420,000	294,545
144A 7.25% 6/15/26 #	600,000	406,461
B2W Digital 144A 4.375% 12/20/30 #	545,000	416,634
Braskem Netherlands Finance 144A 4.50% 1/31/30 #	755,000	690,927
CSN Resources 144A 5.875% 4/8/32 #	840,000	671,587
Gol Finance 144A 8.00% 6/30/26 #	360,000	238,797
Guara Norte 144A 5.198% 6/15/34 #	1,109,338	912,108
Klabin Austria 144A 3.20% 1/12/31 #	415,000	339,600
MARB BondCo 144A 3.95% 1/29/31 #	990,000	808,721
MercadoLibre 3.125% 1/14/31	645,000	498,812
Natura & Co. Luxembourg Holdings 144A 6.00% 4/19/29 #	790,000	733,290
Petrobras Global Finance 6.75% 6/3/50	350,000	327,075
Suzano Austria 3.125% 1/15/32	725,000	590,161
Vale Overseas 3.75% 7/8/30	800,000	732,776
XP 144A 3.25% 7/1/26 #	545,000	489,780
		9,096,072
Chile – 4.62%
AES Andes 144A 7.125% 3/26/79 #, µ	605,000	552,589
Alfa Desarrollo 144A 4.55% 9/27/51 #	817,789	590,599
Antofagasta 144A 5.625% 5/13/32 #	750,000	743,438
Cia Cervecerias Unidas 144A 3.35% 1/19/32 #	775,000	675,207
Falabella 144A 3.375% 1/15/32 #	605,000	504,712
Inversiones La Construccion 144A 4.75% 2/7/32 #	635,000	481,711
Sociedad de Transmision Austral 144A 4.00% 1/27/32 #	510,000	428,555
Telefonica Moviles Chile 144A 3.537% 11/18/31 #	585,000	506,739
		4,483,550
China – 5.47%
Agile Group Holdings 5.50% 5/17/26	465,000	121,704

14

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
China (continued)
Alibaba Group Holding 2.70% 2/9/41	445,000	$310,841
Bank of China 144A 5.00% 11/13/24 #	420,000	430,733
China Evergrande Group 10.00% 4/11/23	520,000	45,607
CIFI Holdings Group
5.25% 5/13/26	200,000	71,767
5.95% 10/20/25	280,000	104,440
6.00% 7/16/25	230,000	88,235
6.45% 11/7/24	605,000	237,462
ENN Energy Holdings
144A 2.625% 9/17/30 #	735,000	637,501
144A 4.625% 5/17/27 #	750,000	768,105
Huarong Finance 2019 3.875% 11/13/29	770,000	591,937
JD.com 3.875% 4/29/26	665,000	657,859
Lenovo Group 144A 6.536% 7/27/32 #	680,000	677,439
Tencent Holdings
144A 2.88% 4/22/31 #	325,000	285,854
144A 3.68% 4/22/41 #	350,000	276,972
		5,306,456
Colombia – 4.03%
Banco de Bogota 144A 6.25% 5/12/26 #	565,000	539,174
Banco GNB Sudameris 144A 7.50% 4/16/31 #, µ	405,000	332,325
Bancolombia 4.875% 10/18/27 µ	570,000	524,699
Canacol Energy 144A 5.75% 11/24/28 #	860,000	711,217
Ecopetrol
4.625% 11/2/31	840,000	692,924
5.375% 6/26/26	491,000	475,880
Geopark 144A 5.50% 1/17/27 #	735,000	633,400
		3,909,619
Czech Republic – 0.79%
Energo-Pro 144A 8.50% 2/4/27 #	795,000	761,988
		761,988
Georgia – 1.07%
Bank of Georgia 144A 6.00% 7/26/23 #	680,000	683,558
Silknet JSC 144A 8.375% 1/31/27 #	365,000	353,138
		1,036,696
Ghana – 0.95%
Kosmos Energy 144A 7.75% 5/1/27 #	410,000	348,566
Tullow Oil 144A 10.25% 5/15/26 #	610,000	572,689
		921,255

15

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
Guatemala – 2.10%
Banco Industrial 144A 4.875% 1/29/31 #, µ	455,000	$423,043
Central American Bottling 144A 5.25% 4/27/29 #	795,000	753,660
CT Trust 144A 5.125% 2/3/32 #	960,000	860,170
		2,036,873
Hong Kong – 1.33%
AIA Group 144A 3.375% 4/7/30 #	400,000	384,003
CLP Power Hong Kong Financing 2.875% 4/26/23	419,000	418,087
Goodman HK Finance 4.375% 6/19/24	485,000	486,989
		1,289,079
India – 5.89%
Azure Power Energy 144A 3.575% 8/19/26 #	375,843	329,802
CA Magnum Holdings 144A 5.375% 10/31/26 #	1,040,000	920,369
Clean Renewable Power Mauritius 144A 4.25% 3/25/27 #	416,500	335,542
Future Retail 144A 5.60% 1/22/25 #	425,000	49,555
Greenko Power II 144A 4.30% 12/13/28 #	865,087	743,320
ICICI Bank 144A 4.00% 3/18/26 #	650,000	646,753
JSW Hydro Energy 144A 4.125% 5/18/31 #	289,800	250,371
JSW Steel 144A 5.05% 4/5/32 #	295,000	231,466
Summit Digitel Infrastructure 144A 2.875% 8/12/31 #	1,000,000	779,814
UltraTech Cement 144A 2.80% 2/16/31 #	835,000	677,211
Vedanta Resources Finance II 144A 8.95% 3/11/25 #	1,020,000	749,644
		5,713,847
Indonesia – 4.13%
Cikarang Listrindo 144A 4.95% 9/14/26 #	802,000	740,920
Freeport Indonesia 144A 5.315% 4/14/32 #	630,000	592,200
Indika Energy Capital IV 144A 8.25% 10/22/25 #	845,000	823,241
Indofood CBP Sukses Makmur Tbk Pt 3.541% 4/27/32	605,000	498,472
Medco Laurel Tree 144A 6.95% 11/12/28 #	630,000	542,839
Minejesa Capital 144A 5.625% 8/10/37 #	395,000	321,819
Perusahaan Perseroan Persero 144A 3.875% 7/17/29 #	525,000	483,664
		4,003,155
Israel – 4.63%
Altice Financing 144A 5.00% 1/15/28 #	600,000	529,848
Bank Hapoalim 144A 3.255% 1/21/32 #, µ	605,000	523,082
Bank Leumi Le-Israel 144A 3.275% 1/29/31 #, µ	650,000	583,050
Bank Leumi Le-Israel BM 144A 5.125% 7/27/27 #	720,000	736,448
ICL Group 144A 6.375% 5/31/38 #	450,000	451,550
Israel Electric 144A 3.75% 2/22/32 #	845,000	779,747

16

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
Israel (continued)
Teva Pharmaceutical Finance Netherlands III
5.125% 5/9/29	560,000	$515,178
6.75% 3/1/28	375,000	376,664
		4,495,567
Kazakhstan – 0.60%
KazTransGas JSC 144A 4.375% 9/26/27 #	269,000	236,922
Tengizchevroil Finance Co International 144A 2.625%
8/15/25 #	420,000	350,167
		587,089
Kuwait – 1.20%
MEGlobal Canada 144A 5.00% 5/18/25 #	405,000	411,183
NBK SPC 144A 1.625% 9/15/27 #, µ	835,000	752,627
		1,163,810
Macao – 1.60%
MGM China Holdings 144A 4.75% 2/1/27 #	475,000	376,780
Sands China
144A 3.25% 8/8/31 #	465,000	360,977
4.30% 1/8/26	580,000	523,125
Wynn Macau 144A 5.625% 8/26/28 #	375,000	293,434
		1,554,316
Malaysia – 1.76%
CIMB Bank 144A 2.125% 7/20/27 #	525,000	483,616
Misc Capital Two Labuan 144A 3.75% 4/6/27 #	1,280,000	1,224,684
		1,708,300
Mauritius – 0.36%
Axian Telecom 144A 7.375% 2/16/27 #	375,000	346,429
		346,429
Mexico – 6.30%
Alsea 144A 7.75% 12/14/26 #	800,000	763,644
America Movil 4.70% 7/21/32	950,000	986,461
Banco Mercantil del Norte 144A 8.375% 10/14/30 #, µ, ψ	410,000	390,174
BBVA Bancomer 144A 5.125% 1/18/33 #, µ	460,000	398,990
Cemex 144A 5.20% 9/17/30 #	450,000	405,985
CIBANCO Institucion de Banca Multiple Trust 144A 4.375%
7/22/31 #	640,000	441,722
GCC 144A 3.614% 4/20/32 #	800,000	669,465
Grupo Aeromexico 144A 8.50% 3/17/27 #	800,000	766,704
Nemak 144A 3.625% 6/28/31 #	785,000	613,395

17

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
Mexico (continued)
Petroleos Mexicanos 6.95% 1/28/60	1,004,000	$678,286
		6,114,826
Morocco – 0.92%
OCP
144A 3.75% 6/23/31 #	380,000	309,779
144A 4.50% 10/22/25 #	400,000	394,326
144A 5.125% 6/23/51 #	270,000	191,315
		895,420
Netherlands – 0.33%
VEON Holdings 144A 3.375% 11/25/27 #	665,000	319,865
		319,865
Nigeria – 1.09%
Access Bank
144A 6.125% 9/21/26 #	415,000	308,698
144A 9.125% 10/7/26 #, µ, ψ	540,000	385,719
IHS Holding 144A 5.625% 11/29/26 #	430,000	358,973
		1,053,390
Oman – 0.76%
Oryx Funding 144A 5.80% 2/3/31 #	790,000	740,372
		740,372
Panama – 0.41%
UEP Penonome II 144A 6.50% 10/1/38 #	441,109	401,149
		401,149
Paraguay – 1.36%
Banco Continental 144A 2.75% 12/10/25 #	900,000	780,768
Rutas 2 and 7 Finance 144A 10.255% 9/30/36 #, ^	899,000	536,182
		1,316,950
Peru – 2.82%
Consorcio Transmantaro 144A 5.20% 4/11/38 #	605,000	557,344
InRetail Consumer 144A 3.25% 3/22/28 #	720,000	598,759
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	399,149	361,393
SAN Miguel Industrias Pet 144A 3.50% 8/2/28 #	1,090,000	906,542
Volcan Cia Minera 144A 4.375% 2/11/26 #	359,000	314,558
		2,738,596
Philippines – 0.81%
International Container Terminal Services 4.75% 6/17/30	855,000	786,856
		786,856

18

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
Qatar – 2.23%
Ooredoo International Finance 144A 5.00% 10/19/25 #	425,000	$440,340
Qatar Energy
144A 1.375% 9/12/26 #	275,000	254,425
144A 2.25% 7/12/31 #	325,000	289,447
QNB Finance 2.625% 5/12/25	1,215,000	1,175,027
		2,159,239
Republic of Korea – 2.97%
Hana Bank 144A 1.25% 12/16/26 #	335,000	304,701
Kia 144A 2.375% 2/14/25 #	855,000	819,766
NongHyup Bank 144A 0.875% 7/28/24 #	430,000	408,137
Shinhan Financial Group 144A 3.34% 2/5/30 #, µ	355,000	343,347
SK Hynix
144A 1.50% 1/19/26 #	590,000	531,696
144A 2.375% 1/19/31 #	595,000	472,439
		2,880,086
Republic of Vietnam – 0.30%
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	350,000	287,875
		287,875
Russia – 0.57%
Lukoil Capital DAC
144A 2.80% 4/26/27 #	405,000	258,879
144A 3.60% 10/26/31 #	405,000	224,028
Phosagro OAO Via Phosagro Bond Funding DAC 144A
3.949% 4/24/23 #	200,000	67,750
		550,657
Saudi Arabia – 2.58%
EIG Pearl Holdings 144A 3.545% 8/31/36 #	895,000	783,916
SA Global Sukuk 144A 2.694% 6/17/31 #	415,000	379,266
Saudi Arabian Oil
144A 3.50% 11/24/70 #	410,000	316,678
144A 4.25% 4/16/39 #	400,000	387,506
Saudi Electricity Global Sukuk Co. 4 4.222% 1/27/24	630,000	635,470
		2,502,836
Singapore – 0.80%
Oversea-Chinese Banking 144A 4.25% 6/19/24 #	775,000	780,225
		780,225
South Africa – 3.02%
AngloGold Ashanti Holdings 3.375% 11/1/28	830,000	722,473
Bidvest Group UK 144A 3.625% 9/23/26 #	995,000	891,918

19

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
South Africa (continued)
Sasol Financing USA 4.375% 9/18/26	725,000	$658,438
Stillwater Mining 144A 4.00% 11/16/26 #	760,000	654,626
		2,927,455
Taiwan – 0.96%
TSMC Global 144A 4.625% 7/22/32 #	905,000	933,497
		933,497
Tanzania – 0.38%
HTA Group 144A 7.00% 12/18/25 #	415,000	368,445
		368,445
Thailand – 1.42%
Bangkok Bank 144A 5.00% 9/23/25 #, µ, Ψ	380,000	355,790
GC Treasury Center 144A 5.20% 3/30/52 #	670,000	594,414
PTTEP Treasury Center 144A 2.587% 6/10/27 #	465,000	431,878
		1,382,082
Turkey – 2.56%
Akbank TAS 144A 6.80% 2/6/26 #	730,000	638,243
Coca-Cola Icecek 144A 4.50% 1/20/29 #	610,000	490,092
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	790,000	604,153
Turkiye Sise ve Cam Fabrikalari 144A 6.95% 3/14/26 #	845,000	748,603
		2,481,091
Ukraine – 0.65%
Kernel Holding 144A 6.50% 10/17/24 #	445,000	181,774
Metinvest 144A 7.75% 10/17/29 #	425,000	169,150
MHP 144A 6.25% 9/19/29 #	430,000	180,385
State Agency of Roads of Ukraine 144A 6.25% 6/24/28 #	560,000	101,348
		632,657
United Arab Emirates – 3.02%
Abu Dhabi National Energy PJSC 144A 2.00% 4/29/28 #	585,000	530,231
Emirates NBD Bank PJSC 2.625% 2/18/25	470,000	456,433
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	1,036,654	873,734
MAF Global Securities 6.375% 3/20/26 µ, Ψ	590,000	562,978
Sweihan PV Power PJSC 144A 3.625% 1/31/49 #	600,000	507,080
		2,930,456

20

	Principal
	amount°	Value (US $)
Corporate BondsΔ (continued)
Zambia – 0.94%
First Quantum Minerals
144A 6.875% 10/15/27 #	515,000	$491,699
144A 7.50% 4/1/25 #	425,000	423,655
		915,354
Total Corporate Bonds (cost $99,184,578)		86,885,468

Sovereign Bonds – 1.62%Δ
Bermuda – 0.35%
Bermuda Government International Bond 144A 5.00%
7/15/32 #	325,000	337,289
Hong Kong – 0.72%
Airport Authority
144A 2.50% 1/12/32 #	410,000	368,258
144A 3.25% 1/12/52 #	405,000	332,056
		700,314
Philippines – 0.55%
Philippine Government International Bond 3.229% 3/29/27	535,000	532,321
Total Sovereign Bonds (cost $1,669,592)		1,569,924

	Number of
	shares
Common Stock – 0.30%
Mexico – 0.30%
Grupo Aeromexico †	29,657	288,052
Total Common Stock (cost $484,743)		288,052

Short-Term Investments – 8.90%
Money Market Mutual Funds – 8.90%
BlackRock Liquidity FedFund – Institutional Shares
(seven-day effective yield 1.73%)	2,159,214	2,159,214
Fidelity Investments Money Market Government Portfolio –
Class I (seven-day effective yield 1.49%)	2,159,212	2,159,212
GS Financial Square Government Fund – Institutional
Shares (seven-day effective yield 1.73%)	2,159,212	2,159,212

21

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government
Portfolio – Institutional Class (seven-day effective yield
1.60%)	2,159,212	$2,159,212
Total Short-Term Investments (cost $8,632,568)		8,636,850
Total Value of Securities–100.38%
(cost $109,971,481)		$97,380,294

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of risk. Aggregate classification by business sector has been presented on page 13 in “Security type / country and sector allocations.”
#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2022, the aggregate value of Rule 144A securities was $72,369,955, which represents 74.60% of the Fund's net assets. See Note 11 in “Notes to financial statements."

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2022. Rate will reset at a future date.
Ψ	Perpetual security. Maturity date represents next call date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
†	Non-income producing security.

The following futures and swap contracts were outstanding at July 31, 2022:1

Futures Contracts
Exchange-Traded

						Variation
						Margin
			Notional		Value/	Due from
		Notional	Cost	Expiration	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Depreciation	Brokers
	US Treasury
	10 yr Ultra
(17)	Notes	$(2,231,250)	$(2,180,606)	9/21/22	$(50,644)	$(7,703)
	US Treasury
	Long
(2)	Bonds	(288,000)	(278,714)	9/21/22	(9,286)	(1,688)
Total Futures Contracts			$(2,459,320)		$(59,930)	$(9,391)

22

Swap Contracts

CDS Contracts2

Counterparty/						Variation
Reference				Upfront		Margin
Obligation/		Annual		Payments		Due from
Termination Date/	Notional	Protection		Paid	Unrealized	(Due to)
Payment Frequency	Amount[3]	Payments	Value	(Received)	Appreciation[4]	Brokers
Over-The-Counter:
Protection Purchased/
Moody’s
Ratings:
JPMCB-Federated
Republic of
Brazil
4.25%
6/6/25 B2
6/20/26-
Quarterly	2,527,000	1.000%	$115,453	$62,136	$53,317	$—
JPMCB-United
Mexican States
10.375%
9/20/22 Baa2
6/22/26-
Quarterly	1,748,000	1.000%	20,729	10,174	10,555	—
Total CDS Contracts			$136,182	$72,310	$63,872	$—

The use of futures and swap contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin and unrealized appreciation (depreciation) are reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”
[2]

A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

23

Schedule of investments
Delaware Emerging Markets Debt Corporate Fund

[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of $4,869.

Summary of abbreviations:
CDS – Credit Default Swap
DAC – Designated Activity Company
GS – Goldman Sachs
JSC – Joint Stock Company
PJSC – Private Joint Stock Company
yr – Year
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

24

Statement of assets and liabilities
Delaware Emerging Markets Debt Corporate Fund	July 31, 2022

Assets:
Investments, at value*	$97,380,294
Cash	180,556
Cash collateral due from broker	54,350
Foreign currencies, at valueΔ	6
Dividends and interest receivable	1,184,418
Receivable for fund shares sold	114,041
Upfront payments paid on credit default swap contracts	72,310
Unrealized appreciation on credit default swap contracts	63,872
Prepaid expenses	1,244
Other assets	558
Total Assets	99,051,649
Liabilities:
Payable for fund shares redeemed	1,505,740
Payable for securities purchased	199,465
Cash collateral due to broker	150,000
Other accrued expenses	136,457
Investment management fees payable to affiliates	31,257
Variation margin due to broker on futures contracts	9,391
Administration expenses payable to affiliates	7,232
Swap payments payable	4,869
Distribution fees payable to affiliates	65
Total Liabilities	2,044,476
Total Net Assets	$97,007,173

Net Assets Consist of:
Paid-in capital	$111,280,390
Total distributable earnings (loss)	(14,273,217)
Total Net Assets	$97,007,173

25

Statement of assets and liabilities
Delaware Emerging Markets Debt Corporate Fund

Net Asset Value

Class A:
Net assets	$767,025
Shares of beneficial interest outstanding, unlimited authorization, no par	104,406
Net asset value per share	$7.35
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales
charge)	$7.70

Class C:
Net assets	$210,343
Shares of beneficial interest outstanding, unlimited authorization, no par	28,675
Net asset value per share	$7.34

Class R:
Net assets	$2,629
Shares of beneficial interest outstanding, unlimited authorization, no par	358
Net asset value per share	$7.34

Institutional Class:
Net assets	$96,027,176
Shares of beneficial interest outstanding, unlimited authorization, no par	13,084,901
Net asset value per share	$7.34
___________________
*Investments, at cost	$109,971,481
ΔForeign currencies, at cost	6

See accompanying notes, which are an integral part of the financial statements.

26

Statement of operations
Delaware Emerging Markets Debt Corporate Fund	Year ended July 31, 2022

Investment Income:
Interest	$4,195,079
Dividends	28,044
4,223,123

Expenses:
Management fees	644,613
Distribution expenses — Class A	2,227
Distribution expenses — Class C	1,352
Distribution expenses — Class R	14
Dividend disbursing and transfer agent fees and expenses	160,012
Accounting and administration expenses	54,371
Audit and tax fees	44,863
Legal fees	33,812
Reports and statements to shareholders expenses	26,045
Registration fees	9,618
Custodian fees	6,679
Trustees’ fees and expenses	2,836
Other	33,306
1,019,748
Less expenses waived	(336,389)
Less waived distribution
expenses — Class R	(14)
Less expenses paid indirectly	(503)
Total operating expenses	682,842
Net Investment Income (Loss)	3,540,281

27

Statement of operations
Delaware Emerging Markets Debt Corporate Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,582,331)
Foreign currencies	(3,212)
Foreign currency exchange contracts	3,208
Futures contracts	249,969
Swap contracts	(61,238)
Net realized gain (loss)	(1,393,604)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,782,205)
Foreign currencies	(1)
Futures contracts	1,972
Swap contracts	69,397
Net change in unrealized appreciation (depreciation)	(14,710,837)
Net Realized and Unrealized Gain (Loss)	(16,104,441)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,564,160)

See accompanying notes, which are an integral part of the financial statements.

28

Statements of changes in net assets
Delaware Emerging Markets Debt Corporate Fund

	Year ended
	7/31/22	7/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,540,281	$2,907,302
Net realized gain (loss)	(1,393,604)	1,560,903
Net change in unrealized appreciation (depreciation)	(14,710,837)	1,822,656
Net increase (decrease) in net assets resulting from
operations	(12,564,160)	6,290,861

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(39,568)	(17,592)
Class C	(5,017)	(2,699)
Class R	(133)	(116)
Institutional Class	(3,932,638)	(2,881,145)
	(3,977,356)	(2,901,552)

Capital Share Transactions:
Proceeds from shares sold:
Class A	366,899	557,501
Class C	151,347	168,737
Institutional Class	54,184,674	29,640,532

Net asset value of shares issued upon reinvestment of
dividends and distributions:
Class A	39,568	17,571
Class C	5,017	2,699
Class R	133	116
Institutional Class	3,843,722	2,818,437
	58,591,360	33,205,593

29

Statements of changes in net assets
Delaware Emerging Markets Debt Corporate Fund

	Year ended
	7/31/22	7/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(283,336)	$(60,262)
Class C	(18,387)	(161,435)
Institutional Class	(32,170,599)	(18,911,586)
	(32,472,322)	(19,133,283)
Increase in net assets derived from capital share
transactions	26,119,038	14,072,310
Net Increase in Net Assets	9,577,522	17,461,619

Net Assets:
Beginning of year	87,429,651	69,968,032
End of year	$97,007,173	$87,429,651

See accompanying notes, which are an integral part of the financial statements.

30

Financial highlights
Delaware Emerging Markets Debt Corporate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

32

Year ended
7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
$8.91	$8.48	$8.67	$8.26	$8.77

0.32	0.33	0.32	0.40	0.39
(1.52)	0.42	(0.18)	0.41	(0.39)
(1.20)	0.75	0.14	0.81	—

(0.31)	(0.32)	(0.32)	(0.35)	(0.38)
(0.05)	—	—	(0.05)	(0.13)
—	—	(0.01)	—	—
(0.36)	(0.32)	(0.33)	(0.40)	(0.51)

$7.35	$8.91	$8.48	$8.67	$8.26

(13.83% )	8.99%	1.73%	10.21%	(0.10% )

$767	$817	$281	$93	$57
1.04%	1.04%	1.04%	1.04%	1.16%
1.43%	1.42%	1.48%	1.90%	1.90%
3.87%	3.69%	3.77%	4.88%	4.57%
3.48%	3.31%	3.33%	4.02%	3.83%
55%	99%	93%	74%	108%

33

Financial highlights
Delaware Emerging Markets Debt Corporate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

34

Year ended
7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
$8.90	$8.47	$8.66	$8.26	$8.77

0.25	0.26	0.25	0.34	0.33
(1.51)	0.43	(0.17)	0.40	(0.39)
(1.26)	0.69	0.08	0.74	(0.06)

(0.25)	(0.26)	(0.26)	(0.29)	(0.32)
(0.05)	—	—	(0.05)	(0.13)
—	—	(0.01)	—	—
(0.30)	(0.26)	(0.27)	(0.34)	(0.45)

$7.34	$8.90	$8.47	$8.66	$8.26

(14.46% )	8.19%	0.99%	9.27%	(0.84% )

$210	$99	$84	$61	$82
1.79%	1.79%	1.79%	1.79%	1.91%
2.18%	2.17%	2.23%	2.65%	2.65%
3.12%	2.94%	3.02%	4.13%	3.82%
2.73%	2.56%	2.58%	3.27%	3.08%
55%	99%	93%	74%	108%

35

Financial highlights
Delaware Emerging Markets Debt Corporate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[3]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

36

Year ended
7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
$8.90	$8.47	$8.66	$8.26	$8.77

0.34	0.35	0.34	0.42	0.42
(1.51)	0.43	(0.18)	0.40	(0.39)
(1.17)	0.78	0.16	0.82	0.03

(0.34)	(0.35)	(0.34)	(0.37)	(0.41)
(0.05)	—	—	(0.05)	(0.13)
—	—	(0.01)	—	—
(0.39)	(0.35)	(0.35)	(0.42)	(0.54)

$7.34	$8.90	$8.47	$8.66	$8.26

(13.60% )	9.30%	2.00%	10.42%	0.16%

$3	$3	$3	$3	$2
0.79%	0.79%	0.79%	0.79%	0.91%
1.68%	1.68%	1.73%	2.15%	2.13%
4.12%	3.94%	4.02%	5.13%	4.82%
3.23%	3.05%	3.08%	3.77%	3.60%
55%	99%	93%	74%	108%

37

Financial highlights
Delaware Emerging Markets Debt Corporate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[3]
Ratio of expenses to average net assets prior to fees waived[3]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

38

Year ended
7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
$8.90	$8.47	$8.67	$8.27	$8.78

0.34	0.35	0.34	0.42	0.42
(1.51)	0.43	(0.19)	0.40	(0.39)
(1.17)	0.78	0.15	0.82	0.03

(0.34)	(0.35)	(0.34)	(0.37)	(0.41)
(0.05)	—	—	(0.05)	(0.13)
—	—	(0.01)	—	—
(0.39)	(0.35)	(0.35)	(0.42)	(0.54)

$7.34	$8.90	$8.47	$8.67	$8.27

(13.60% )	9.30%	1.88%	10.41%	0.16%

$96,027	$86,511	$69,600	$51,784	$21,683
0.79%	0.79%	0.79%	0.79%	0.91%
1.18%	1.17%	1.23%	1.65%	1.65%
4.12%	3.94%	4.02%	5.13%	4.82%
3.73%	3.56%	3.58%	4.27%	4.08%
55%	99%	93%	74%	108%

39

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund	July 31, 2022

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Strategic Income Fund and Delaware Emerging Markets Debt Corporate Fund. These financial statements and the related notes pertain to Delaware Emerging Markets Debt Corporate Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year, or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase; unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Open-end investment companies are valued at their

40

published net asset value (NAV). Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2022, and for all open tax years (years ended July 31, 2019–July 31, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2022, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

41

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

1. Significant Accounting Policies (continued)

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Fund declares and pays dividends from net investment income monthly and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2022.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2022, the Fund earned $503 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate

42

of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, of its management fee and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total fund annual operating expenses from exceeding 0.79% of the Fund’s average daily net assets from August 1, 2021 through July 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The DMC may also permit these Affiliated Sub-Advisors to execute Fund security trades on its behalf and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). The fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. The fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2022, the Fund paid $6,769 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2022, the Fund paid $3,865 for these services. Pursuant to a sub-transfer agency

43

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. DDLP has agreed to voluntarily suspend the 12b-1 fee for the Class R shares and the suspension of the 12b-1 fee will continue while the Class is not broadly distributed. Institutional Class shares do not pay 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended July 31, 2022, the Fund paid $1,475 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2022, DDLP earned $193 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2022, DDLP received gross CDSC commissions of $9 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee level of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from November 29, 2020 through November 26, 2022.

44

3. Investments

For the year ended July 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$67,345,834
Sales	43,903,225

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$109,984,808
Aggregate unrealized appreciation of investments and derivatives	$310,141
Aggregate unrealized depreciation of investments and derivatives	(12,910,713)
Net unrealized depreciation of investments and derivatives	$(12,600,572)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

45

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

3. Investments (continued)

Level 3 –	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2022:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$288,052	$—	$288,052
Corporate Bonds	—	86,885,468	86,885,468
Sovereign Bonds	—	1,569,924	1,569,924
Short-Term Investments	8,636,850	—	8,636,850
Total Value of Securities	$8,924,902	$88,455,392	$97,380,294

Derivatives[1]
Assets:
OTC Credit Default Swaps	$—	$63,872	$63,872
Liabilities:
Futures Contracts	$(59,930)	$—	$(59,930)

[1]	Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. During the year ended July 31, 2022, there were no Level 3 investments.

46

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2022 and 2021 were as follows:

	Year ended
	7/31/22	7/31/21
Ordinary income	$3,622,843	$2,851,665
Long-term capital gains	354,513	49,887
Total	$3,977,356	$2,901,552

5. Components of Net Assets on a Tax Basis

As of July 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$111,280,390
Undistributed ordinary income	3,102
Qualified late year loss deferrals	(1,675,747)
Unrealized depreciation of investments and derivatives	(12,600,572)
Net assets	$97,007,173

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, tax treatment of swap contracts, and amortization of premium on callable bonds.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses from January 1, 2022 through July 31, 2022 and November 1, 2021 through July 31, 2022, respectively, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2022, the Fund had no reclassifications.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/22	7/31/21
Shares sold:
Class A	42,191	63,325
Class C	19,267	19,719
Institutional Class	6,765,116	3,345,906

47

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

6. Capital Shares (continued)

	Year ended
	7/31/22	7/31/21
Shares issued upon reinvestment of dividends and distributions:
Class A	4,815	1,994
Class C	616	308
Class R	16	14
Institutional Class	473,783	321,115
	7,305,804	3,752,381

Shares redeemed:
Class A	(34,303)	(6,770)
Class C	(2,302)	(18,842)
Institutional Class	(3,869,943)	(2,164,649)
	(3,906,548)	(2,190,261)
Net increase	3,399,256	1,562,120

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended July 31, 2022 and 2021, the Fund had the following exchange transactions:

	Exchange Redemptions	Exchange Subscriptions
	Class C	Class A
	Shares	Shares	Value
Year ended
7/31/22	205	205	$1,677
7/31/21	76	76	675

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to

48

the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 31, 2022.

The Fund had no amounts outstanding as of July 31, 2022, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty. No foreign currency exchange contracts and foreign cross currency exchange contracts were outstanding at July 31, 2022.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused

49

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

8. Derivatives (continued)

by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2022, the Fund posted $54,350 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from broker” on the “Statement of assets and liabilities.”

During the year ended July 31, 2022, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against credit events, to enhance total return, or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended July 31, 2022, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as

50

unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the year ended July 31, 2022, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended July 31, 2022, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At July 31, 2022, the Fund received $150,000 in cash collateral for open over-the-counter credit default swap contracts, which is included in “Cash collateral due from broker” on the “Statement of assets and liabilities.”

51

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

8. Derivatives (continued)

Fair values of derivative instruments as of July 31, 2022 were as follows:

Asset Derivatives Fair Value
Statement of Assets and	Credit
Liabilities Location	Contracts
Unrealized appreciation on credit default swap contracts	$63,872
Liability Derivatives Fair Value
Interest
Statement of Assets and	Rate
Liabilities Location	Contracts
Variation margin due to broker on futures contracts*	$(59,930)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through July 31, 2022. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Swap
	Contracts	Contracts	Contracts	Total
Currency contracts	$3,208	$—	$—	$3,208
Interest rate contracts	—	249,969	—	249,969
Credit contracts	—	—	(61,238)	(61,238)
Total	$3,208	$249,969	$(61,238)	$191,939

	Net Change in Unrealized Appreciation (Depreciation) on:
	Futures	Swap
	Contracts	Contracts	Total
Interest rate contracts	$1,972	$—	$1,972
Credit contracts	—	69,397	69,397
Total	$1,972	$69,397	$71,369

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended July 31, 2022:

	Long Derivative	Short Derivative
	Volume	Volume
Futures contracts (average notional value)	$—	$2,106,200
CDS contracts (average notional value)**	4,258,036	—

**	Long represents buying protection and short represents selling protection.

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9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
JPMorgan Chase Bank	$63,872	$—	$63,872

		Fair Value of		Fair Value of
		Non-Cash		Non-Cash
		Collateral	Cash Collateral	Collateral	Cash Collateral
Counterparty	Net Position	Received	Received(a)	Pledged	Pledged	Net Exposure(b)
JPMorgan
Chase
Bank	$63,872	$—	$(63,872)	$—	$—	$—

(a)	The value of the related collateral exceeded the value of the derivatives as of July 31, 2022, as applicable.
(b)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are

53

Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

10. Securities Lending (continued)

denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

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The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2022, the Fund had no securities out on loan.

11. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the Fund’s performance.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact your Fund’s performance.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, “IBORs”) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

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Notes to financial statements
Delaware Emerging Markets Debt Corporate Fund

11. Credit and Market Risk (continued)

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

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As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2022, that would require recognition or disclosure in the Fund's financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Emerging Markets Debt Corporate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Emerging Markets Debt Corporate Fund (one of the funds constituting Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agents, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 16, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

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Other Fund information (Unaudited)
Delaware Emerging Markets Debt Corporate Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

59

Other Fund information (Unaudited)
Delaware Emerging Markets Debt Corporate Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund.

Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended July 31, 2022, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distribution (Tax Basis)	8.91%
(B) Ordinary Income Distributions (Tax Basis)	91.09%
Total Distributions (Tax Basis)	100.00%

For the fiscal year ended July 31, 2022, certain interest income paid by the Fund, determined to be Qualified Interest Income and Short-term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended July 31, 2022, the Fund has reported maximum distributions of Qualified Interest Income of $1,562,366 and Qualified Short-term Capital Gains of $77,419.

The percentage of the ordinary dividends reported by Delaware Emerging Markets Debt Corporate Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 99.50%.

60

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Interested Trustee

Shawn K. Lytle[1]	President,	President and	128	Macquarie Asset	None
100 Independence	Chief Executive	Chief Executive		Management[2]
610 Market Street	Officer,	Officer		(2015–Present)
Philadelphia, PA	and Trustee	since August 2015		-Global Head of
19106-2354				Macquarie Asset
February 1970		Trustee since		Management
		September 2015		(2019–Present)
-Head of Americas of
Macquarie Group
(2017–Present)
-Deputy Global Head of
Macquarie Asset
Management
(2017–2019)
-Head of Macquarie
Asset Management
Americas (2015–2017)

61

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Independent Trustees

Jerome D.	Trustee	Since January 2019	128	Stonebrook Capital	None
Abernathy				Management, LLC
100 Independence				(financial
610 Market Street				technology: macro
Philadelphia, PA				factors and databases)
19106-2354				-Managing Member
July 1959				(1993-Present)

Thomas L. Bennett	Chair and Trustee	Trustee since March	128	Private Investor	None
100 Independence		2005		(2004–Present)
610 Market Street
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	128	J.P. Morgan Chase & Co.	Banco Santander International
100 Independence				(1987-2013)	(2016–2019)
610 Market Street				-Chief Executive Officer,	Santander Bank, N.A.
Philadelphia, PA				Private Wealth	(2016-2019)
19106-2354				Management
November 1958				(2011–2013)

62

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Joseph W. Chow	Trustee	Since January 2013	128	Private Investor	None
100 Independence				(2011–Present)
610 Market Street
Philadelphia, PA
19106-2354
January 1953

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	128	KPMG LLP	TechAccel LLC
100 Independence				(2010-2015)	(2015–Present)
610 Market Street				-Global Sector Chairman,	PatientsVoices, Inc.
Philadelphia, PA				Industrial Manufacturing	(2018–Present)
19106-2354				(2010-2015)	Valparaiso University Board
May 1955					(2012-Present)
Ivy Funds Complex (2019-2021)

63

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

John A. Fry	Trustee	Since January 2001	128	Drexel University	Federal Reserve
100 Independence				-President	Bank of Philadelphia
610 Market Street				(August 2010–Present)	(2020–Present)
Philadelphia, PA					FS Credit Real Estate Income
19106-2354					Trust, Inc. (2018–Present)
May 1960					vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

64

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	128	University of Oklahoma	OU Medicine, Inc.
100 Independence				-President	(2020–Present)
610 Market Street				(2020–Present)	Big 12 Athletic Conference
Philadelphia, PA				-Interim President	(2019-Present)
19106-2354				(2019–2020)	Valliance Bank
January 1967				-Vice President and	(2007–Present)
				Dean, College of Law	Ivy Funds
				(2010–2019)	(1998-2021)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
(2019–Present)

65

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Sandra A.J.	Trustee	Since December 2021	128	Children’s Mercy	Brixmor Property Group Inc.
Lawrence[3]				Hospitals and Clinics	(2021-Present)
100 Independence				(2005–2019)	Sera Prognostics Inc.
610 Market Street				-Chief Of Administrative	(biotechnology) (2021-Present)
Philadelphia, PA				Officer	Recology (resource recovery)
19106-2354				(2016–2019)	(2021-Present)
September 1957					Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018-Present)
National Association of Corporate
Directors (2017-Present)
Ivy Funds Complex (2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy NextShares (2019)
Westar Energy (utility)
(2004-2018)

66

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Frances A.	Trustee	Since September	128	Banco Itaú International	Florida Chapter of National
Sevilla-Sacasa		2011		-Chief Executive Officer	Association of Corporate
100 Independence				(2012–2016)	Directors (2021-Present)
610 Market Street					Callon Petroleum Company
Philadelphia, PA					(2019-Present)
19106-2354					Camden Property Trust
January 1956					(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
(2018-2019)

Thomas K. Whitford	Trustee	Since January 2013	128	PNC Financial Services	HSBC USA Inc.
100 Independence				Group (1983–2013)	(2014–Present)
610 Market Street				-Vice Chairman	HSBC North America
Philadelphia, PA				(2009-2013)	Holdings Inc.
19106-2354					(2013–Present)
March 1956					HSBC Finance Corporation
(2013–2018)

67

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Christianna Wood	Trustee	Since January 2019	128	Gore Creek	The Merger Fund
100 Independence				Capital, Ltd.	(2013–2021),
610 Market Street				-Chief Executive Officer	The Merger Fund VL
Philadelphia, PA				and President	(2013–2021),
19106-2354				(2009–Present)	WCM Alternatives: Event-Driven
August 1959					Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

68

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Janet L. Yeomans	Trustee	Since April 1999	128	3M Company	Okabena Company (2009–2017)
100 Independence				(1995-2012)
610 Market Street				-Vice President and
Philadelphia, PA				Treasurer (2006–2012)
19106-2354
July 1948

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	128	David F. Connor has	None[4]
100 Independence	General Counsel, and	since May 2013;		served in various
610 Market Street	Secretary	General Counsel		capacities at different
Philadelphia, PA		since May 2015;		times at Macquarie Asset
19106-2354		Secretary since		Management.
December 1963		October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	128	Daniel V. Geatens has	None[4]
100 Independence	and Treasurer	and Treasurer since		served in various
610 Market Street		October 2007		capacities at different
Philadelphia, PA				times at Macquarie Asset
19106-2354				Management.
October 1972

69

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Richard Salus	Senior Vice President	Senior Vice President	128	Richard Salus has	None
100 Independence	and Chief Financial	and Chief Financial		served in various
610 Market Street	Officer	Officer since		capacities at different
Philadelphia, PA		November 2006		times at Macquarie Asset
19106-2354				Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

70

About the organization

Board of trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds
by Macquarie®

Jerome D. Abernathy
Managing Member
Stonebrook Capital
Management, LLC

Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor	Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow
Private Investor

H. Jeffrey Dobbs
Former Global Sector
Chairman
Industrial Manufacturing,
KPMG, LLP	John A. Fry President Drexel University Joseph Harroz, Jr. President University of Oklahoma Sandra A.J. Lawrence Former Chief Administrative Officer Children's Mercy Hospitals and Clinics	Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services
Group

Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.

Janet L. Yeomans
Former Vice President and
Treasurer
3M Company

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie

This annual report is for the information of Delaware Emerging Markets Debt Corporate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

71

Annual report

Fixed income mutual fund

Delaware Strategic Income Fund

July 31, 2022

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Strategic Income Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of July 31, 2022, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Strategic Income Fund	July 31, 2022 (Unaudited)

Performance preview (for the year ended July 31, 2022)

Delaware Strategic Income Fund (Institutional Class shares)	1-year return	-10.33%
Delaware Strategic Income Fund (Class A shares)	1-year return	-10.45%
Bloomberg US Aggregate Index (benchmark)	1-year return	-9.12%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Strategic Income Fund, please see the table on page 4. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks high current income and, secondarily, long-term total return.

Market review

Rising inflationary concerns and expectations of tighter monetary policy dominated the Fund’s fiscal year ended July 31, 2022. As inflation persisted, central banks abruptly shifted from low interest rates and quantitative easing to a tighter regime to slow consumer price increases.

Roughly halfway through the Fund’s fiscal year, inflationary concerns were compounded by Russia’s invasion of Ukraine and China’s zero-COVID policy, which curtailed economic production, adding to supply-chain issues and higher prices.

The strength of the US consumer and labor market, while generally supportive of economic growth and overall resilience, could further add to persistent inflationary pressures, resulting in the need for the US Federal Reserve to raise interest rates above the level currently priced into markets.

Source: Bloomberg.

Within the Fund

For the fiscal year ended July 31, 2022, Delaware Strategic Income Fund underperformed its benchmark, the Bloomberg US Aggregate Index. The Fund’s Institutional Class shares declined 10.33%. The Fund’s Class A shares declined 10.45% at net asset value and fell 14.44% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the benchmark declined 9.12%. For complete, annualized performance of Delaware Strategic Income Fund, please see the table on page 4.

The Fund’s core component of the portfolio is generally allocated about one-third to corporate bonds, one-third to emerging markets debt, and one-third to securitized credit. In addition, the Fund has a smaller allocation to tactical assets, including convertible bonds, bank loans, agency mortgage-backed securities, and non-US dollar assets.

During the Fund’s fiscal year, its duration (a measure of a portfolio’s sensitivity to higher interest rates) was shorter than that of the

Portfolio management review
Delaware Strategic Income Fund

broad US bond market benchmark. That lowered exposure to more interest-rate-sensitive assets and proved highly favorable during the year. Relative to the broad benchmark, the Fund is exposed to much greater credit risk and generally carries less interest rate sensitivity.

The Fund’s duration risk was tempered by heavy exposure to high yield and emerging markets bonds, both of which typically have lower duration and, as a result, less sensitivity to interest rate movements than the benchmark. However, in a period when riskier assets generally underperformed, the Fund’s overall allocation and structure were unfavorable relative to the benchmark.

At fiscal year end, the Fund had a roughly 22% allocation to securitized credit, and 30% each to emerging markets debt and corporate credit. Because the portfolio is dedicated to generating income, it tends to have a bias for down-in-quality assets. The Fund also had a small allocation to bank loans, convertible securities, and cash.

We adjusted risk in various sectors throughout the fiscal year. Exposure to CCC-rated bonds migrated lower and closed the year around 5%. Having some liquid assets readily available in US Treasury bonds and cash allowed the Fund to remain agile and well positioned for this period of heightened volatility, in our view.

During the final six months of the fiscal year, the Fund shifted some assets away from emerging markets and high yield into investment grade credit and US Treasurys.

The Fund’s overweight to credit sectors relative to the benchmark weighed on relative performance. Emerging markets bonds, high yield bonds, and securitized debt all underperformed the benchmark.

Within emerging markets, Lukoil PJSC, the Russian oil and gas exploration and production company, was a major detractor from performance. The Fund held debt in Lukoil when Russia invaded Ukraine and subsequently exited the position in response to uncertainty surrounding the company’s credit profile and exposure to economic sanctions. The Fund also had some Ukrainian corporate bond exposure, which weighed on performance.

While high yield detractors included exposure to Carnival Corp. and Royal Caribbean Cruises Ltd. in the leisure sector, we recently added to the Fund's exposure to Carnival based on its position as a market leader by geography and end market. In our view, its large fixed-asset base provides decent collateral coverage. Additionally, Carnival remains committed to returning to investment grade ratings over time after being downgraded to high yield early in the pandemic, and continues to take proactive steps to shore up liquidity.

Within high yield, Artera Services LLC also detracted from performance. Artera provides insulation, maintenance, and repair for gas and electric distribution lines. We exited the position based on concerns about the company’s fundamentals.

Yield curve management was a primary contributor to the Fund’s performance relative to the benchmark since the Fund was less exposed to the detrimental impact of rising interest rates during the fiscal year. Secondly, the Fund benefited from its underweight to non-corporate bonds, which weighed on the benchmark’s overall return.

As outlined earlier, the market environment during the fiscal year made for difficult comparisons with the Fund’s benchmark because of the Fund's meaningful allocation to high yield and emerging markets. Considering the Fund’s performance relative to its peer group, it closed out the fiscal year in the fourth quartile. A key detractor was security selection within emerging markets debt, including exposure to debt the Fund held in Russia and Ukraine prior to the war. Since the Russian invasion of Ukraine, we have reduced that exposure.

Most of the Fund’s risk management involved addressing the shifting landscape that resulted from inflationary pressure and the Russia-Ukraine war. Our major objective was to minimize further downside risk associated with the conflict. From a monetary-policy perspective, regarding interest rate sensitivity, we continue to maintain a meaningfully shorter duration than the benchmark.

We have seen a significant increase in absolute yields in 2022. Interest rates and credit spreads have both moved higher. As a result, we believe income should once again be a significant source of return within fixed income. As we move deeper into the rate hiking cycle, we will continue to explore for opportunities to add higher yielding assets on price weakness. The Fund’s higher-beta nature (exposure to market volatility) should typically perform well if credit spreads tighten, and we believe its income component could help cushion some of the downside associated with risk premiums increasing due to macroeconomic, geopolitical concerns, or central bank policy mistakes.

The Fund used interest rate futures to hedge interest rate risk and fixed income options to a small degree. The Fund also used currency forwards to hedge the portfolio’s currency risk. Overall, the Fund’s use of derivatives during the fiscal year modestly benefited the portfolio.

Performance summary
Delaware Strategic Income Fund	July 31, 2022 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2022
	1 year	5 year	10 year	Lifetime
Class A (Est. August 16, 1985)
Excluding sales charge	-10.45%	+1.45%	+1.87%	+5.30%
Including sales charge	-14.44%	+0.51%	+1.41%	+5.16%
Class C (Est. November 29, 1995)
Excluding sales charge	-11.22%	+0.67%	+1.10%	+3.63%
Including sales charge	-12.08%	+0.67%	+1.10%	+3.63%
Class R (Est. June 2, 2003)
Excluding sales charge	-10.86%	+1.16%	+1.60%	+3.29%
Including sales charge	-10.86%	+1.16%	+1.60%	+3.29%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	-10.33%	+1.68%	+2.12%	+4.79%
Including sales charge	-10.33%	+1.68%	+2.12%	+4.79%
Bloomberg US Aggregate Index	-9.12%	+1.28%	+1.65%	+4.91%*

*	The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the month end prior to the Fund's Institutional Class inception date.
[1]

Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual 12b-1 fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of average daily net assets representing shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the blended rate, which is currently 0.25% of average daily net assets, based on the formula described previously. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sale charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks, including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets, due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The potential abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Performance summary
Delaware Strategic Income Fund

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

[2]	The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class
Total annual operating expenses
(without fee waivers)	1.53%	2.28%	1.78%	1.28%
Net expenses (including fee
waivers, if any)	0.84%	1.59%	1.09%	0.59%
Type of waiver	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period July 31, 2012 through July 31, 2022

	Starting value	Ending value
Delaware Strategic Income Fund — Institutional Class
shares	$10,000	$12,329
Bloomberg US Aggregate Index	$10,000	$11,776
Delaware Strategic Income Fund — Class A shares	$9,550	$11,500

[1]	The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2012, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the Bloomberg US Aggregate Index as of July 31, 2012. The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

Performance summary
Delaware Strategic Income Fund

	Nasdaq symbols	CUSIPs
Class A	DEGGX	246094205
Class C	DUGCX	246094700
Class R	DUGRX	246094809
Institutional Class	DUGIX	246094502

Disclosure of Fund expenses
For the six-month period from February 1, 2022 to July 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2022 to July 31, 2022.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses
For the six-month period from February 1, 2022 to July 31, 2022 (Unaudited)

Delaware Strategic Income Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/22	7/31/22	Expense Ratio	2/1/22 to 7/31/22*
Actual Fund return†
Class A	$1,000.00	$913.50	0.87%	$4.13
Class C	1,000.00	910.10	1.62%	7.67
Class R	1,000.00	911.40	1.12%	5.31
Institutional Class	1,000.00	914.60	0.62%	2.94
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.48	0.87%	$4.36
Class C	1,000.00	1,016.76	1.62%	8.10
Class R	1,000.00	1,019.24	1.12%	5.61
Institutional Class	1,000.00	1,021.72	0.62%	3.11

*	“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocation
Delaware Strategic Income Fund	As of July 31, 2022 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets
Agency Collateralized Mortgage Obligations	8.09%
Agency Commercial Mortgage-Backed Securities	1.99%
Convertible Bonds	2.32%
Corporate Bonds	51.06%
Banking	3.82%
Basic Industry	5.94%
Brokerage	1.71%
Capital Goods	1.86%
Communications	6.32%
Consumer Cyclical	4.29%
Consumer Non-Cyclical	3.76%
Electric	2.20%
Energy	8.18%
Finance Companies	1.78%
Insurance	1.88%
Natural Gas	0.49%
Real Estate Investment Trusts	0.05%
Technology	2.24%
Transportation	5.08%
Utilities	1.46%
Municipal Bonds	0.76%
Non-Agency Asset-Backed Securities	3.33%
Non-Agency Collateralized Mortgage Obligations	6.35%
Non-Agency Commercial Mortgage-Backed Securities	1.90%
Loan Agreements	5.94%
Sovereign Bonds	7.07%
Supranational Bank	0.69%
US Treasury Obligations	7.90%
Common Stock	0.51%
Options Purchased	0.00%
Short-Term Investments	0.99%
Total Value of Securities Before Options Written	98.90%
Options Written	0.00%
Receivables and Other Assets Net of Liabilities	1.10%
Total Net Assets	100.00%

Schedule of investments
Delaware Strategic Income Fund	July 31, 2022

	Principal
	amount°	Value (US $)
Agency Collateralized Mortgage Obligations – 8.09%
Freddie Mac Structured Agency Credit Risk REMIC
Trust
Series 2020-HQA2 M2 144A 5.359%
(LIBOR01M + 3.10%) 3/25/50 #, ●	1,394,191	$1,396,292
Series 2021-DNA1 M2 144A 3.314% (SOFR +
1.80%) 1/25/51 #, ●	1,393,007	1,361,664
Series 2021-DNA3 M2 144A 3.614% (SOFR+
2.10%) 10/25/33 #, ●	1,350,000	1,285,439
Series 2021-HQA1 M2 144A 3.764% (SOFR +
2.25%) 8/25/33 #, ●	2,000,000	1,868,501
Series 2021-HQA2 M2 144A 3.564% (SOFR +
2.05%) 12/25/33 #, ●	2,000,000	1,827,675
Total Agency Collateralized Mortgage Obligations (cost $8,129,716)		7,739,571

Agency Commercial Mortgage-Backed Securities – 1.99%
FREMF Mortgage Trust
Series 2017-K66 B 144A 4.037% 7/25/27 #, ●	325,000	321,542
Series 2017-K71 B 144A 3.753% 11/25/50 #, ●	325,000	316,177
Series 2018-K72 B 144A 3.993% 12/25/50 #, ●	325,000	320,807
Series 2018-K86 C 144A 4.294% 11/25/51 #, ●	970,000	941,113
Total Agency Commercial Mortgage-Backed Securities (cost $2,140,546)		1,899,639

Convertible Bonds – 2.32%
Blackstone Mortgage Trust 4.75% exercise price
$36.23, maturity date 3/15/23	245,000	245,863
Helix Energy Solutions Group 6.75% exercise price
$6.97, maturity date 2/15/26	290,000	301,649
Kaman 3.25% exercise price $65.26, maturity date
5/1/24	1,124,000	1,071,313
Paratek Pharmaceuticals 4.75% exercise price
$15.90, maturity date 5/1/24	265,000	231,080
Spirit Airlines 1.00% exercise price $49.07, maturity
date 5/15/26	404,000	365,418
Total Convertible Bonds (cost $2,187,804)		2,215,323

Corporate Bonds – 51.06%
Banking – 3.82%
Access Bank
144A 6.125% 9/21/26 #	400,000	297,540
144A 9.125% 10/7/26 #, µ, ψ	400,000	285,718

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Ally Financial 5.75% 11/20/25		330,000	$334,606
Banco de Bogota 144A 6.25% 5/12/26 #		410,000	391,259
Banco Mercantil del Norte 144A 8.375%
10/14/30 #, µ, ψ		500,000	475,822
Bank of America
4.948% 7/22/28 µ		70,000	72,062
5.015% 7/22/33 µ		115,000	120,029
6.125% 4/27/27 µ, ψ		65,000	65,488
Bank of New York Mellon 4.70% 9/20/25 µ, ψ		47,000	46,930
Barclays 4.375% 3/15/28 µ, ψ		470,000	383,191
Deutsche Bank 5.625% 5/19/31 µ	EUR	300,000	319,309
Fifth Third Bancorp 4.337% 4/25/33 µ		65,000	64,004
JPMorgan Chase & Co. 4.912% 7/25/33 µ		45,000	46,963
PNC Financial Services Group 6.00% 5/15/27 µ, ψ		50,000	50,438
SVB Financial Group
4.00% 5/15/26 µ, ψ		385,000	312,582
4.57% 4/29/33 µ		95,000	92,153
Truist Financial 4.95% 9/1/25 µ, ψ		165,000	167,145
Wells Fargo & Co.
4.611% 4/25/53 µ		85,000	83,369
4.808% 7/25/28 µ		45,000	46,074
			3,654,682
Basic Industry – 5.94%
AngloGold Ashanti Holdings
3.375% 11/1/28		200,000	174,090
3.75% 10/1/30		440,000	377,566
Bidvest Group UK 144A 3.625% 9/23/26 #		600,000	537,840
Celanese US Holdings 6.05% 3/15/25		30,000	30,265
CSN Resources 144A 5.875% 4/8/32 #		535,000	427,737
Domtar 144A 6.75% 10/1/28 #		509,000	470,020
First Quantum Minerals 144A 6.875% 10/15/27 #		1,000,000	954,755
JSW Steel 144A 5.05% 4/5/32 #		405,000	317,775
Methanex 5.25% 12/15/29		900,000	795,668
Sasol Financing USA 4.375% 9/18/26		675,000	613,028
Stillwater Mining 144A 4.00% 11/16/26 #		620,000	534,037
Westlake 1.625% 7/17/29	EUR	500,000	450,567
			5,683,348
Brokerage – 1.71%
Charles Schwab 5.375% 6/1/25 µ, ψ		35,000	35,714
Jefferies Group 6.50% 1/20/43		1,400,000	1,419,463

Schedule of investments
Delaware Strategic Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Brokerage (continued)
XP 144A 3.25% 7/1/26 #	200,000	$179,736
		1,634,913
Capital Goods – 1.86%
Roller Bearing Co. of America 144A 4.375%
10/15/29 #	250,000	226,949
SAN Miguel Industrias Pet 144A 3.50% 8/2/28 #	640,000	532,281
Standard Industries
144A 3.375% 1/15/31 #	159,000	129,637
144A 4.375% 7/15/30 #	313,000	273,856
Turkiye Sise ve Cam Fabrikalari 144A 6.95%
3/14/26 #	700,000	620,144
		1,782,867
Communications – 6.32%
Altice France 144A 5.50% 10/15/29 #	865,000	744,981
Cellnex Finance 144A 3.875% 7/7/41 #	200,000	142,809
CMG Media 144A 8.875% 12/15/27 #	415,000	333,139
Cumulus Media New Holdings 144A 6.75%
7/1/26 #	500,000	447,359
Discovery Communications 4.00% 9/15/55	10,000	7,281
HTA Group 144A 7.00% 12/18/25 #	750,000	665,865
LCPR Senior Secured Financing DAC 144A
5.125% 7/15/29 #	610,000	536,570
Magallanes
144A 3.755% 3/15/27 #	150,000	144,265
144A 4.279% 3/15/32 #	25,000	23,350
144A 5.141% 3/15/52 #	95,000	83,782
Rogers Communications
144A 3.80% 3/15/32 #	20,000	19,380
144A 4.55% 3/15/52 #	30,000	28,160
Sprint Capital 8.75% 3/15/32	525,000	680,807
Time Warner Cable 7.30% 7/1/38	650,000	704,477
Turkcell Iletisim Hizmetleri 144A 5.80% 4/11/28 #	755,000	577,386
Vmed O2 UK Financing I 144A 4.25% 1/31/31 #	400,000	351,238
VTR Comunicaciones 144A 4.375% 4/15/29 #	850,000	558,462
		6,049,311
Consumer Cyclical – 4.29%
Alsea 144A 7.75% 12/14/26 #	600,000	572,733
Arcos Dorados 144A 6.125% 5/27/29 #	370,000	352,062
B2W Digital 144A 4.375% 12/20/30 #	630,000	481,613

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Bath & Body Works 6.875% 11/1/35		460,000	$422,758
BorgWarner 1.00% 5/19/31	EUR	500,000	407,354
Carnival
144A 5.75% 3/1/27 #		355,000	285,553
144A 7.625% 3/1/26 #		653,000	563,500
General Motors Financial 5.70% 9/30/30 µ, ψ		80,000	76,100
MGM Resorts International 4.75% 10/15/28		425,000	385,702
PetSmart 144A 7.75% 2/15/29 #		250,000	241,278
Royal Caribbean Cruises 144A 5.50% 4/1/28 #		135,000	101,540
Six Flags Entertainment 144A 4.875% 7/31/24 #		140,000	138,214
VICI Properties 4.95% 2/15/30		75,000	73,555
			4,101,962
Consumer Non-Cyclical – 3.76%
Bausch Health
144A 5.50% 11/1/25 #		120,000	107,245
144A 6.25% 2/15/29 #		637,000	341,951
Central American Bottling 144A 5.25% 4/27/29 #		585,000	554,580
CSL Finance
144A 4.05% 4/27/29 #		30,000	30,235
144A 4.75% 4/27/52 #		50,000	50,392
InRetail Consumer 144A 3.25% 3/22/28 #		625,000	519,756
JBS USA LUX 144A 3.00% 2/2/29 #		25,000	21,552
MARB BondCo 144A 3.95% 1/29/31 #		305,000	249,151
MHP 144A 6.25% 9/19/29 #		505,000	211,848
Organon & Co. 144A 5.125% 4/30/31 #		500,000	468,740
Pilgrim's Pride 144A 5.875% 9/30/27 #		121,000	121,174
Tenet Healthcare
144A 4.25% 6/1/29 #		255,000	237,685
144A 6.125% 10/1/28 #		145,000	141,544
6.875% 11/15/31		370,000	357,507
Teva Pharmaceutical Finance Netherlands III
5.125% 5/9/29		200,000	183,992
			3,597,352
Electric – 2.20%
Calpine
144A 5.00% 2/1/31 #		145,000	128,891
144A 5.125% 3/15/28 #		279,000	263,124
Duke Energy 4.875% 9/16/24 µ, ψ		80,000	75,797
Fells Point Funding Trust 144A 3.046% 1/31/27 #		100,000	94,247
NRG Energy 144A 4.45% 6/15/29 #		335,000	308,302

Schedule of investments
Delaware Strategic Income Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Pacific Gas and Electric 3.30% 8/1/40	517,000	$378,256
PG&E 5.25% 7/1/30	315,000	283,483
UEP Penonome II 144A 6.50% 10/1/38 #	626,091	569,373
		2,101,473
Energy – 8.18%
Canacol Energy 144A 5.75% 11/24/28 #	610,000	504,468
CNX Midstream Partners 144A 4.75% 4/15/30 #	500,000	431,840
CNX Resources 144A 6.00% 1/15/29 #	700,000	681,860
Crestwood Midstream Partners 144A 6.00%
2/1/29 #	442,000	403,409
Ecopetrol 4.625% 11/2/31	615,000	507,320
Energy Transfer 6.50% 11/15/26 µ, ψ	485,000	441,350
Genesis Energy 7.75% 2/1/28	505,000	488,524
Geopark 144A 5.50% 1/17/27 #	620,000	534,297
Guara Norte 144A 5.198% 6/15/34 #	580,413	477,221
Murphy Oil
5.875% 12/1/27	365,000	361,604
6.375% 7/15/28	270,000	269,949
NuStar Logistics 6.375% 10/1/30	125,000	115,412
PDC Energy 5.75% 5/15/26	445,000	435,544
Petroleos Mexicanos 5.95% 1/28/31	1,135,000	884,505
Southwestern Energy 7.75% 10/1/27	655,000	683,908
Tullow Oil 144A 10.25% 5/15/26 #	640,000	600,854
		7,822,065
Finance Companies – 1.78%
AerCap Ireland Capital DAC
2.45% 10/29/26	150,000	133,499
3.30% 1/30/32	150,000	126,089
3.40% 10/29/33	150,000	123,938
Agile Group Holdings 5.50% 5/17/26	300,000	78,519
Castlelake Aviation Finance DAC 144A 5.00%
4/15/27 #	620,000	522,420
CIFI Holdings Group 6.45% 11/7/24	200,000	78,500
Oryx Funding 144A 5.80% 2/3/31 #	685,000	641,968
		1,704,933
Insurance – 1.88%
Brighthouse Financial
4.70% 6/22/47	244,000	199,202
5.625% 5/15/30	25,000	25,200
Brown & Brown 4.95% 3/17/52	136,000	124,661

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
HUB International 144A 5.625% 12/1/29 #		545,000	$483,545
MetLife 3.85% 9/15/25 µ, ψ		185,000	175,148
Sagicor Financial 144A 5.30% 5/13/28 #		400,000	374,586
USI 144A 6.875% 5/1/25 #		425,000	415,177
			1,797,519
Natural Gas – 0.49%
Medco Laurel Tree 144A 6.95% 11/12/28 #		545,000	469,599
			469,599
Real Estate Investment Trusts – 0.05%
American Homes 4 Rent 3.625% 4/15/32		50,000	45,411
			45,411
Technology – 2.24%
Broadcom 144A 3.469% 4/15/34 #		1,185,000	1,015,535
Entegris Escrow 144A 4.75% 4/15/29 #		90,000	86,850
ION Trading Technologies 144A 5.75% 5/15/28 #		250,000	206,101
Iron Mountain
144A 5.25% 7/15/30 #		71,000	66,541
144A 5.625% 7/15/32 #		600,000	563,640
Iron Mountain Information Management Services
144A 5.00% 7/15/32 #		230,000	207,674
			2,146,341
Transportation – 5.08%
Abertis Infraestructuras Finance 3.248%
11/24/25 µ, ψ	EUR	400,000	366,996
Azul Investments 144A 7.25% 6/15/26 #		640,000	433,558
Babcock International Group 1.375% 9/13/27	EUR	500,000	464,754
DAE Funding 144A 3.375% 3/20/28 #		695,000	613,988
Delta Air Lines 7.375% 1/15/26		661,000	694,942
Grupo Aeromexico 144A 8.50% 3/17/27 #		500,000	479,190
International Consolidated Airlines Group 3.75%
3/25/29	EUR	300,000	236,636
Mileage Plus Holdings 144A 6.50% 6/20/27 #		625,000	632,216
Rutas 2 and 7 Finance 144A 3.018% 9/30/36 #, ^		705,667	420,874
United Airlines
144A 4.375% 4/15/26 #		100,000	96,146
144A 4.625% 4/15/29 #		457,000	421,626
			4,860,926

Schedule of investments
Delaware Strategic Income Fund

		Principal
		amount°	Value (US $)
Corporate Bonds (continued)
Utilities – 1.46%
Clean Renewable Power Mauritius 144A 4.25%
3/25/27 #		656,600	$528,973
Electricite de France
2.875% 12/15/26 µ, ψ	EUR	600,000	521,494
3.00% 9/3/27 µ, ψ	EUR	400,000	340,759
			1,391,226
Total Corporate Bonds (cost $56,375,137)			48,843,928

Municipal Bonds – 0.76%
Commonwealth of Puerto Rico
(Restructured - Capital Appreciation)
Series A 2.993% 7/1/24^		12,435	11,571
Series A 4.364% 7/1/33^		48,098	28,665
Series A-1 4.00% 7/1/33		37,375	35,870
Series A-1 4.00% 7/1/35		27,144	25,697
Series A-1 4.00% 7/1/37		28,832	27,008
Series A-1 5.625% 7/1/29		31,431	34,788
GDB Debt Recovery Authority of Puerto Rico
(Taxable)
7.50% 8/20/40		638,655	566,807
Total Municipal Bonds (cost $779,231)			730,406

Non-Agency Asset-Backed Securities – 3.33%
CRMSI 2006-3 A5
Series 2006-3 A5 4.726% 11/25/36 ●		130,365	125,549
Diamond Infrastructure Funding
Series 2021-1A A 144A 1.76% 4/15/49 #		750,000	660,209
Domino's Pizza Master Issuer
Series 2021-1A A2I 144A 2.662% 4/25/51 #		444,375	391,288
Hardee's Funding
Series 2020-1A A2 144A 3.981% 12/20/50 #		2,167,000	2,003,160
Total Non-Agency Asset-Backed Securities (cost $3,479,049)			3,180,206

Non-Agency Collateralized Mortgage Obligations – 6.35%
JPMorgan Mortgage Trust
Series 2021-13 B1 144A 3.144% 4/25/52 #, ●		590,634	498,961
Sequoia Mortgage Trust
Series 2014-1 B3 144A 3.916% 4/25/44 #, ●		707,302	700,477
Series 2017-5 B2 144A 3.804% 8/25/47 #, ●		1,750,998	1,635,134

	Principal
	amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2017-6 B2 144A 3.723% 9/25/47 #, ●	1,750,563	$1,622,141
Series 2017-7 B2 144A 3.724% 10/25/47 #, ●	1,757,856	1,621,829
Total Non-Agency Collateralized Mortgage Obligations (cost $6,800,019)		6,078,542

Non-Agency Commercial Mortgage-Backed Securities – 1.90%
Benchmark Mortgage Trust
Series 2020-B22 A5 1.973% 1/15/54	500,000	430,957
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	110,000	109,011
DB-JPM Mortgage Trust
Series 2020-C9 B 2.567% 8/15/53	500,000	412,179
GS Mortgage Securities Trust
Series 2017-GS6 B 3.869% 5/10/50	500,000	472,337
Series 2018-GS9 B 4.321% 3/10/51 ●	280,000	269,811
JPMorgan Chase Commercial Mortgage Securities
Trust
Series 2013-LC11 B 3.499% 4/15/46	130,000	126,417
Total Non-Agency Commercial Mortgage-Backed Securities (cost
$2,119,458)		1,820,712

Loan Agreements – 5.94%
Acrisure 1st Lien 6.623% (LIBOR01M + 4.25%)
2/15/27 ●	199,000	192,533
Acrisure Tranche B 5.872% (LIBOR01M + 3.50%)
2/15/27 ●	300,043	286,691
Applied Systems 2nd Lien 7.75% (LIBOR03M +
5.50%) 9/19/25 ●	1,346,453	1,320,197
AssuredPartners 5.519% (LIBOR01M + 3.50%)
2/12/27 ●	451,778	431,730
BWay Holding 5.037% (LIBOR01M + 3.25%)
4/3/24 ●	167,178	160,679
Connect US Finco 5.88% (LIBOR01M + 3.50%)
12/11/26 ●	278,588	269,011
Frontier Communications Tranche B 6.063%
(LIBOR03M + 3.75%) 5/1/28 ●	691,250	662,477
Global Medical Response 5.963% (LIBOR01M +
4.75%) 10/2/25 ●	211,775	203,348
Hamilton Projects Acquiror 6.75% (LIBOR03M +
4.50%) 6/17/27 ●	753,480	730,561
Spirit Aerosystems Tranche B 6.122% (LIBOR01M
+ 3.75%) 1/15/25 ●	679,863	669,240

Schedule of investments
Delaware Strategic Income Fund

		Principal
		amount°	Value (US $)
Loan Agreements (continued)
Ultimate Software Group 1st Lien 6.122%
(LIBOR01M + 3.75%) 5/4/26 ●		423,216	$412,636
Verscend Holding Tranche B 6.372% (LIBOR01M +
4.00%) 8/27/25 ●		349,875	341,857
Total Loan Agreements (cost $5,799,925)			5,680,960

Sovereign Bonds – 7.07%Δ
Brazil – 0.50%
Brazil Notas do Tesouro Nacional 10.00% 1/1/27	BRL	356,000	62,789
Brazilian Government International Bond 4.75%
1/14/50		550,000	414,957
			477,746
Chile – 0.36%
Bonos de la Tesoreria de la Republica en pesos
144A 2.30% 10/1/28 #	CLP	290,000,000	248,401
144A 2.80% 10/1/33 #	CLP	130,000,000	100,854
			349,255
Czech Republic – 0.04%
Czech Republic Government Bond 2.40% 9/17/25	CZK	1,010,000	38,353
			38,353
Dominican Republic – 0.37%
Dominican Republic International Bond 144A
4.50% 1/30/30 #		414,000	359,510
			359,510
Egypt – 1.06%
Egypt Government International Bonds
144A 5.75% 5/29/24 #		723,000	618,931
144A 7.60% 3/1/29 #		564,000	393,257
			1,012,188
Honduras – 0.75%
Honduras Government International Bond 144A
5.625% 6/24/30 #		959,000	717,565
			717,565
Hungary – 0.03%
Hungary Government Bond 5.50% 6/24/25	HUF	13,530,000	30,127
			30,127

		Principal
		amount°	Value (US $)
Sovereign BondsΔ (continued)
Indonesia – 0.51%
Indonesia Treasury Bonds
6.125% 5/15/28	IDR	4,207,000,000	$275,267
6.50% 2/15/31	IDR	3,249,000,000	211,927
			487,194
Ivory Coast – 0.99%
Ivory Coast Government International Bond 144A
6.125% 6/15/33 #		1,164,000	948,311
			948,311
Mexico – 0.12%
Mexican Bonos 8.50% 5/31/29	MXN	2,300,000	111,777
			111,777
Mongolia – 0.51%
Mongolia Government International Bond 144A
3.50% 7/7/27 #		602,000	486,221
			486,221
Peru – 0.35%
Peruvian Government International Bond 144A
5.35% 8/12/40 #	PEN	1,794,000	331,041
			331,041
Poland – 0.04%
Republic of Poland Government Bond 2.50%
4/25/24	PLN	186,000	37,482
			37,482
Senegal – 0.57%
Senegal Government International Bond 144A
6.75% 3/13/48 #		764,000	542,723
			542,723
Uzbekistan – 0.87%
Republic of Uzbekistan International Bond 144A
4.75% 2/20/24 #		862,000	836,312
			836,312
Total Sovereign Bonds (cost $8,409,977)			6,765,805

Supranational Bank – 0.69%
Banque Ouest Africaine de Developpement
144A 4.70% 10/22/31 #		804,000	663,300

Schedule of investments
Delaware Strategic Income Fund

	Principal
	amount°	Value (US $)
Supranational Bank (continued)
Total Supranational Bank (cost $835,408)		663,300

US Treasury Obligations – 7.90%
US Treasury Bonds
2.375% 2/15/42	135,000	$117,619
2.875% 5/15/52	2,175,000	2,104,313
US Treasury Floating Rate Note
2.461% (0.08% minus USBMMY3M) 4/30/24 ●	2,335,000	2,337,671
US Treasury Notes
2.50% 5/31/24	2,900,000	2,878,193
3.25% 6/30/27	115,000	117,889
Total US Treasury Obligations (cost $7,280,001)		7,555,685

	Number of
	shares
Common Stock – 0.51%
Transportation – 0.51%
Grupo Aeromexico †	49,917	484,833
Total Common Stock (cost $815,893)		484,833

	Number of
	contracts
Options Purchased – 0.00%
Foreign Currency Put Options – 0.00%
AUD vs JPY, strike price 78 AUD, expiration date
8/23/22, notional amount 251,160,000 (JPMCB)	3,220,000	367
GBP vs JPY, strike price 148 GBP, expiration date
8/23/22, notional amount 286,380,000 (JPMCB)	1,935,000	1,491
Total Options Purchased (cost $63,238)		1,858

	Number of
	shares
Short-Term Investments – 0.99%
Money Market Mutual Funds – 0.99%
BlackRock Liquidity FedFund – Institutional Shares
(seven-day effective yield 1.73%)	237,136	237,136
Fidelity Investments Money Market Government
Portfolio – Class I (seven-day effective yield
1.49%)	237,136	237,136

	Number of
	shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund –
Institutional Shares (seven-day effective yield
1.73%)	237,136	$237,136
Morgan Stanley Institutional Liquidity Funds
Government Portfolio – Institutional Class
(seven-day effective yield 1.60%)	237,137	237,137
Total Short-Term Investments (cost $948,545)		948,545
Total Value of Securities Before
Options Written–98.90%
(cost $106,163,947)		94,609,313

	Number of
	contracts
Options Written – (0.00%)
Foreign Currency Put Options – (0.00%)
AUD vs JPY, strike price 72 AUD, expiration date
8/23/22, notional amount (231,840,000)
(JPMCB)	(3,220,000)	(92)
GBP vs JPY, strike price 140 GBP, expiration date
8/23/22, notional amount (270,900,000)
(JPMCB)	(1,935,000)	(356)
Total Options Written (premium received $23,310)		$(448)

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2022, the aggregate value of Rule 144A securities was $55,910,137, which represents 58.45% of the Fund's net assets. See Note 12 in “Notes to financial statements."
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2022. Rate will reset at a future date.

Schedule of investments
Delaware Strategic Income Fund

ψ	Perpetual security. Maturity date represents next call date.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
Δ	Securities have been classified by country of risk.
†	Non-income producing security.

The following foreign currency exchange contracts and futures contracts were outstanding at July 31, 2022:1

Foreign Currency Exchange Contracts

	Currency to		Settlement	Unrealized
Counterparty	Receive (Deliver)	In Exchange For	Date	Appreciation
TD	EUR (3,157,247)	USD 3,328,246	8/19/22	$104,173

Futures Contracts
Exchange-Traded

							Variation
							Margin
			Notional		Value/	Value/	Due from
		Notional	Cost	Expiration	Unrealized	Unrealized	(Due to)
Contracts to Buy (Sell)		Amount	(Proceeds)	Date	Appreciation	Depreciation	Brokers
	US
	Treasury
	10 yr
(37)	Notes	$(4,482,203)	$(4,410,424)	9/21/22	$—	$(71,779)	$(5,781)
	US
	Treasury
	10 yr
	Ultra
2	Notes	262,500	256,567	9/21/22	5,933	—	906
Total Futures Contracts			$(4,153,857)		$5,933	$(71,779)	$(4,875)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.

[1]	See Note 8 in “Notes to financial statements.”

Summary of abbreviations:
DAC – Designated Activity Company
FREMF – Freddie Mac Multifamily
GS – Goldman Sachs

Summary of abbreviations: (continued)
ICE – Intercontinental Exchange, Inc.
JPM – JPMorgan
JPMCB – JPMorgan Chase Bank
LIBOR – London Interbank Offered Rate
LIBOR01M – ICE LIBOR USD 1 Month
LIBOR03M – ICE LIBOR USD 3 Month
LIBOR06M – ICE LIBOR USD 6 Month
REMIC – Real Estate Mortgage Investment Conduit
SOFR – Secured Overnight Financing Rate
TD – TD Bank
USBMMY3M – US Treasury 3 Month Bill Money Market Yield
yr – Year

Summary of currencies:
AUD – Australian Dollar
BRL – Brazilian Real
CLP – Chilean Peso
CZK – Czech Koruna
EUR – European Monetary Unit
GBP – British Pound Sterling
HUF – Hungarian Forint
IDR – Indonesian Rupiah
JPY – Japanese Yen
MXN – Mexican Peso
PEN – Peruvian Sol
PLN – Polish Zloty
USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities
Delaware Strategic Income Fund	July 31, 2022

Assets:
Investments, at value*	$94,609,313
Cash	163,074
Cash collateral due from broker	69,328
Foreign currencies, at valueΔ	166,859
Dividends and interest receivable	995,394
Receivable for fund shares sold	299,378
Unrealized appreciation on foreign currency exchange contracts	104,173
Receivable from investment manager	39,959
Receivable for securities sold	7,026
Prepaid expenses	3,686
Other assets	806
Total Assets	96,458,996
Liabilities:
Options written, at valueΣ	448
Payable for fund shares redeemed	410,681
Other accrued expenses	235,826
Cash collateral due to brokers	130,000
Distribution payable	8,635
Accounting and administration expenses payable to affiliates	8,273
Variation margin due to broker on futures contracts	4,875
Distribution fees payable to affiliates	3,413
Total Liabilities	802,151
Total Net Assets	$95,656,845

Net Assets Consist of:
Paid-in capital	$118,968,572
Total distributable earnings (loss)	(23,311,727)
Total Net Assets	$95,656,845

Net Asset Value

Class A:
Net assets	$79,272,836
Shares of beneficial interest outstanding, unlimited authorization, no par	10,745,086
Net asset value per share	$7.38
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales
charge)	$7.73

Class C:
Net assets	$1,110,314
Shares of beneficial interest outstanding, unlimited authorization, no par	150,521
Net asset value per share	$7.38

Class R:
Net assets	$148,015
Shares of beneficial interest outstanding, unlimited authorization, no par	20,016
Net asset value per share	$7.39

Institutional Class:
Net assets	$15,125,680
Shares of beneficial interest outstanding, unlimited authorization, no par	2,050,078
Net asset value per share	$7.38
____________________
* Investments, at cost	$106,163,947
Δ Foreign currencies, at cost	167,993
Σ Options written, premium received	(23,310)

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Strategic Income Fund	Year ended July 31, 2022

Investment Income:
Interest	$4,606,402
Dividends	7,561
Foreign tax withheld	(4,155)
4,609,808

Expenses:
Management fees	562,541
Distribution expenses — Class A	209,657
Distribution expenses — Class C	12,478
Distribution expenses — Class R	805
Dividend disbursing and transfer agent fees and expenses	157,429
Legal fees	63,535
Accounting and administration expenses	57,585
Audit and tax fees	55,466
Reports and statements to shareholders expenses	38,567
Custodian fees	10,208
Registration fees	8,737
Trustees’ fees and expenses	3,541
Other	52,193
1,232,742
Less expenses waived	(349,800)
Less expenses paid indirectly	(293)
Total operating expenses	882,649
Net Investment Income (Loss)	3,727,159

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(1,974,255)
Foreign currencies	(372,918)
Foreign currency exchange contracts	635,037
Futures contracts	367,834
Options written	9,553
Swap contracts	60,249
Net realized gain (loss)	(1,274,500)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,853,579)
Foreign currencies	(5,646)
Foreign currency exchange contracts	77,254
Futures contracts	(44,343)
Options purchased	(61,380)
Options written	22,862
Net change in unrealized appreciation (depreciation)	(14,864,832)
Net Realized and Unrealized Gain (Loss)	(16,139,332)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(12,412,173)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Strategic Income Fund

	Year ended
	7/31/22	7/31/21
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$3,727,159	$1,636,365
Net realized gain (loss)	(1,274,500)	1,371,462
Net change in unrealized appreciation (depreciation)	(14,864,832)	432,077
Net increase (decrease) in net assets resulting from operations	(12,412,173)	3,439,904

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(3,262,736)	(1,178,685)
Class C	(39,080)	(48,136)
Class R	(5,847)	(8,823)
Institutional Class	(703,462)	(505,146)

Return of capital:
Class A	—	(7,452)
Class C	—	(341)
Class R	—	(40)
Institutional Class	—	(3,820)
	(4,011,125)	(1,752,443)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,940,143	3,593,624
Class C	370,161	283,386
Class R	13,966	32,235
Institutional Class	11,002,091	15,491,085

Net assets from merger:[1]
Class A	73,890,835	—
Institutional Class	294,650	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,270,373	1,090,088
Class C	38,749	49,450
Class R	5,839	8,440
Institutional Class	703,742	514,967
	93,530,549	21,063,275

	Year ended
	7/31/22	7/31/21
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(19,911,369)	$(3,991,917)
Class C	(567,428)	(796,473)
Class R	(19,219)	(314,841)
Institutional Class	(10,522,231)	(9,992,516)
	(31,020,247)	(15,095,747)
Increase in net assets derived from capital share transactions	62,510,302	5,967,528
Net Increase in Net Assets	46,087,004	7,654,989

Net Assets:
Beginning of year	49,569,841	41,914,852
End of year	$95,656,845	$49,569,841

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Strategic Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.
[5]	Net expense ratio includes extraordinary expenses.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
$8.57	$8.24	$8.07	$8.01	$8.41

0.29	0.30	0.29	0.32	0.32
(1.17)	0.35	0.20	0.08	(0.37)
(0.88)	0.65	0.49	0.40	(0.05)

(0.31)	(0.32)	(0.32)	(0.27)	(0.32)
—	—	—	—	—
—	— [2]	— [2]	(0.07)	(0.03)
(0.31)	(0.32)	(0.32)	(0.34)	(0.35)

$7.38	$8.57	$8.24	$8.07	$8.01

(10.45% )	8.02%	6.27%	5.20%	(0.62% )

$79,273	$31,690	$29,793	$31,032	$33,912
0.90% [5]	0.84%	0.84%	0.84%	0.88%
1.24%	1.53%	1.52%	1.50%	1.35%
3.62%	3.54%	3.66%	4.09%	3.83%
3.28%	2.85%	2.98%	3.43%	3.36%
65%	89%	130%	106%	125%

Financial highlights
Delaware Strategic Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[4]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.
[5]	Net expense ratio includes extraordinary expenses.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
$8.58	$8.25	$8.08	$8.02	$8.42

0.23	0.24	0.23	0.26	0.25
(1.18)	0.35	0.20	0.08	(0.36)
(0.95)	0.59	0.43	0.34	(0.11)

(0.25)	(0.26)	(0.26)	(0.21)	(0.26)
—	—	—	—	—
—	— [2]	— [2]	(0.07)	(0.03)
(0.25)	(0.26)	(0.26)	(0.28)	(0.29)

$7.38	$8.58	$8.25	$8.08	$8.02

(11.22% )	7.21%	5.47%	4.42%	(1.35% )

$1,110	$1,451	$1,846	$2,793	$3,450
1.65% [5]	1.59%	1.59%	1.59%	1.63%
1.99%	2.28%	2.27%	2.25%	2.10%
2.87%	2.79%	2.91%	3.34%	3.08%
2.53%	2.10%	2.23%	2.68%	2.61%
65%	89%	130%	106%	125%

Financial highlights
Delaware Strategic Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital.
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.
[5]	Net expense ratio includes extraordinary expenses.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
$8.60	$8.27	$8.10	$8.03	$8.44

0.27	0.28	0.27	0.30	0.30
(1.19)	0.35	0.20	0.09	(0.38)
(0.92)	0.63	0.47	0.39	(0.08)

(0.29)	(0.30)	(0.30)	(0.25)	(0.30)
—	—	—	—	—
—	— [2]	— [2]	(0.07)	(0.03)
(0.29)	(0.30)	(0.30)	(0.32)	(0.33)

$7.39	$8.60	$8.27	$8.10	$8.03

(10.86% )	7.74%	5.99%	5.07%	(0.97% )

$148	$171	$431	$738	$4,259
1.15% [5]	1.09%	1.09%	1.09%	1.13%
1.49%	1.78%	1.77%	1.75%	1.60%
3.37%	3.29%	3.41%	3.84%	3.58%
3.03%	2.60%	2.73%	3.18%	3.11%
65%	89%	130%	106%	125%

Financial highlights
Delaware Strategic Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital.
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of any Underlying Funds in which the Fund invests.
[5]	Net expense ratio includes extraordinary expenses.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/22	7/31/21	7/31/20	7/31/19	7/31/18
$8.58	$8.25	$8.08	$8.02	$8.42

0.31	0.32	0.31	0.34	0.34
(1.18)	0.35	0.20	0.08	(0.37)
(0.87)	0.67	0.51	0.42	(0.03)

(0.33)	(0.34)	(0.34)	(0.29)	(0.34)
—	—	—	—	—
—	— [2]	— [2]	(0.07)	(0.03)
(0.33)	(0.34)	(0.34)	(0.36)	(0.37)

$7.38	$8.58	$8.25	$8.08	$8.02

(10.33% )	8.29%	6.53%	5.47%	(0.36% )

$15,126	$16,258	$9,845	$16,457	$28,366
0.65% [5]	0.59%	0.59%	0.59%	0.63%
0.99%	1.28%	1.27%	1.25%	1.10%
3.87%	3.79%	3.91%	4.34%	4.08%
3.53%	3.10%	3.23%	3.68%	3.61%
65%	89%	130%	106%	125%

Notes to financial statements
Delaware Strategic Income Fund	July 31, 2022

Delaware Group® Government Fund (Trust) is organized as a Delaware statutory trust and offers two series: Delaware Emerging Markets Debt Corporate Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware Strategic Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1,000,000 or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1,000,000 or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year, or for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended July 31, 2022, and for all open tax years (years ended July 31, 2019–July 31, 2021), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2022, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

To Be Announced Trades (TBA) — The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned

Notes to financial statements
Delaware Strategic Income Fund

1. Significant Accounting Policies (continued)

by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally "bifurcates" that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such fund on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended July 31, 2022.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended July 31, 2022, the Fund earned $293 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total fund annual operating expenses from exceeding 0.59% of the Fund’s average daily net assets. This waiver was in effect from August 1, 2021 through July 31, 2022.* These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursement are accrued daily and received monthly.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on its behalf DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC

Notes to financial statements
Delaware Strategic Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, pays each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). The fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. the fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2022, the Fund paid $7,309 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2022, the Fund paid $3,547 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, annual 12b-1 fees of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of the average daily net assets representing shares acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same, blended rate currently 0.25% of the average daily net assets based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. Institutional Class shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended July 31, 2022, the Fund paid $4,167 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2022, DDLP earned $3,306 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2022, DDLP received gross CDSC commissions of $123 on redemptions of the Fund’s Class A shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
____________________
*	The aggregate contractual waiver period covering this report is from November 27, 2020 through November 30, 2022.

3. Investments

For the year ended July 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$41,265,558
Purchases of US government securities	21,997,152
Sales other than US government securities	53,827,339
Sales of US government securities	19,049,983

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$106,466,353
Aggregate unrealized appreciation of investments and derivatives	$475,880
Aggregate unrealized depreciation of investments and derivatives	(12,295,041)
Net unrealized depreciation of investments and derivatives	$(11,819,161)

Notes to financial statements
Delaware Strategic Income Fund

3. Investments (continued)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2022:

	Level 1	Level 2	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$7,739,571	$7,739,571
Agency Commercial Mortgage-Backed Securities	—	1,899,639	1,899,639
Common Stock	484,833	—	484,833
Convertible Bonds	—	2,215,323	2,215,323
Corporate Bonds	—	48,843,928	48,843,928
Loan Agreements	—	5,680,960	5,680,960
Municipal Bonds	—	730,406	730,406
Non-Agency Asset-Backed Securities	—	3,180,206	3,180,206

	Level 1	Level 2	Total
Non-Agency Collateralized Mortgage Obligations	$—	$6,078,542	$6,078,542
Non-Agency Commercial Mortgage-Backed Securities	—	1,820,712	1,820,712
Sovereign Bonds	—	6,765,805	6,765,805
Supranational Bank	—	663,300	663,300
US Treasury Obligations	—	7,555,685	7,555,685
Options Purchased	—	1,858	1,858
Short-Term Investments	948,545	—	948,545
Total Value of Securities Before Options Written	$1,433,378	$93,175,935	$94,609,313
Liabilities:
Options Written	$—	$(448)	$(448)
Derivatives[1]
Assets:
Foreign Currency Exchange Contracts	$—	$104,173	$104,173
Futures Contracts	5,933	—	5,933
Liabilities:
Futures Contracts	$(71,779)	$—	$(71,779)

[1]	Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2022, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2022 and 2021 were as follows:

	Year ended
	7/31/22	7/31/21
Ordinary income	$4,011,125	$1,740,790
Return of capital	—	11,653
Total	$4,011,125	$1,752,443

Notes to financial statements
Delaware Strategic Income Fund

5. Components of Net Assets on a Tax Basis

As of July 31, 2022, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$118,968,572
Undistributed ordinary income	358,012
Distributions payable	(8,635)
Capital loss carryforwards*	(11,841,943)
Unrealized depreciation of investments and foreign currencies	(11,819,161)
Net assets	$95,656,845

*	A portion of the Fund's capital loss carryforward is subject to limitation under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of futures contracts, mark-to-market on foreign currency contracts, tax treatment of market discount and premium on debt instruments, and amortization of premium on callable bonds, and tax treatment of swap contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2022 through July 31, 2022 and November 1, 2021 through July 31, 2022, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2022, the Fund recorded the following reclassifications from wash sales and capital loss carryover from merger:

Paid-in capital	$6,198,932
Total distributable earnings (loss)	(6,198,932)

At July 31, 2022, capital loss carryforwards available to offset future realized capital gains, are as follows:

Loss carryforward character
Short-term	Long-term	Total
$3,572,883	$8,269,060	$11,841,943

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/22	7/31/21
Shares sold:
Class A	483,856	424,044
Class C	45,450	33,262
Class R	1,750	3,810
Institutional Class	1,333,031	1,814,888
Shares from merger:[1]
Class A	8,632,107	—
Institutional Class	34,381	—
Shares issued upon reinvestment of dividends and distributions:
Class A	409,690	128,338
Class C	4,844	5,824
Class R	728	995
Institutional Class	88,088	60,519
	11,033,925	2,471,680

Shares redeemed:
Class A	(2,477,987)	(469,759)
Class C	(68,900)	(93,684)
Class R	(2,379)	(37,023)
Institutional Class	(1,300,456)	(1,173,750)
	(3,849,722)	(1,774,216)
Net increase	7,184,203	697,464

[1]	See Note 7.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended July 31, 2022 and 2021, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions
				Institutional
	Class A	Class C	Class A	Class
Year ended	Shares	Shares	Shares	Shares	Value
7/31/22	—	1,876	1,879	—	$14,169
7/31/21	1,630	11,037	11,065	1,628	108,391

Notes to financial statements
Delaware Strategic Income Fund

7. Reorganization

On May 26-27, 2021, the Board approved a proposal to reorganize (the "Reorganization") Delaware Strategic Income II Fund (the "Acquired Fund"), a series of Delaware Group® Equity Funds IV, with and into Delaware Strategic Income Fund (the “Acquiring Fund”), a series of the Trust. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Fund liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Fund to own shares of the Acquiring Fund, a Fund with a similar investment objective and style as, and potentially lower net expenses than, the Acquired Fund. The Reorganization was accomplished by a tax-free exchange of shares on September 17, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

			Shares
	Acquired	Acquired	Converted	Acquiring
	Fund	Fund Shares	to Acquiring	Fund	Conversion
	Net Assets	Outstanding	Fund	Net Assets	Ratio
	Delaware Strategic Income II
	Fund		Delaware Strategic Income Fund
Class A	$73,890,835	7,537,916	8,632,107	$31,542,679	1.1452
Class C	—	—	—	1,515,878	—
Class R	—	—	—	169,702	—
Institutional Class	294,650	30,083	34,381	12,887,521	1.1429

The net assets of the Acquired Fund before the Reorganization were $46,115,780. The net assets of the Acquiring Fund immediately following the Reorganization were $120,301,265.

Assuming the Reorganization had been completed on August 1, 2021, the Acquiring Fund's pro forma results of operations for the year ended July 31, 2022, would have been as follows:

Net investment income	$6,711,383
Net realized gain on investments	1,329,005
Net change in unrealized appreciation (depreciation)	(14,176,954)
Net decrease in net assets resulting from operations	$(6,136,566)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s Statement of Operations since the Reorganization was consummated on September 17, 2021.

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $225,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15% with the addition of an upfront fee of 0.05%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on November 1, 2021.

On November 1, 2021, the Fund, along with the other Participants, entered into an amendment to the agreement for a $355,000,000 revolving line of credit to be used as described above and operates in substantially the same manner as the original Agreement. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on October 31, 2022.

The Fund had no amounts outstanding as of July 31, 2022, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate

Notes to financial statements
Delaware Strategic Income Fund

9. Derivatives (continued)

of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

At July 31, 2022, the Fund received $100,000 in cash as collateral for open foreign currency exchange contracts, which is presented as “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

During the year ended July 31, 2022, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At July 31, 2022, the Fund posted $69,328 in cash as collateral for open futures contracts, which is presented as “Cash collateral due from broker” on the “Statement of assets and liabilities.”

During the year ended July 31, 2022, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended July 31, 2022, the Fund used options contracts to manage the Fund’s exposure to changes in foreign currencies and to adjust the Fund’s overall exposure to certain markets.

At July 31, 2022, the Fund received $30,000 in cash as collateral for options contracts, which is presented as “Cash collateral due to brokers” on the “Statement of assets and liabilities.” Fair values of derivative instruments as of July 31, 2022 were as follows:

	Asset Derivatives Fair Value
			Interest
Statement of Assets and	Currency	Equity	Rate
Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$104,173	$—	$—	$104,173
Variation margin due to broker on futures contracts*	—	—	5,933	5,933
Options purchased**	—	1,858	—	1,858
Total	$104,173	$1,858	$5,933	$111,964

		Liability Derivatives Fair Value
			Interest
Statement of Assets and		Equity	Rate
Liabilities Location		Contracts	Contracts	Total
Variation margin due to broker on futures contracts*		$—	$(71,779)	$(71,779)

Notes to financial statements
Delaware Strategic Income Fund

9. Derivatives (continued)

	Liability Derivatives Fair Value
		Interest
Statement of Assets and	Equity	Rate
Liabilities Location	Contracts	Contracts	Total
Options written, at value	$(448)	$—	$(448)
Total	$(448)	$(71,779)	$(72,227)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through July 31, 2022. Only current day variation margin is reported on the “Statement of assets and liabilities.”

**	Included with "Investments, at value."

The effect of derivative instruments on the “Statement of operations” for the year ended July 31, 2022 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Swap
	Contracts	Contracts	Written	Contracts	Total
Currency
contracts	$635,037	$—	$9,553	$—	$644,590
Interest rate
contracts	—	367,834	—	60,249	428,083
Total	$635,037	$367,834	$9,553	$60,249	$1,072,673

	Net Change in Unrealized Appreciation (Depreciation) on:
	Foreign
	Currency
	Exchange	Futures	Options	Options
	Contracts	Contracts	Purchased	Written	Total
Currency
contracts	$77,254	$—	$(61,380)	$22,862	$38,736
Interest rate
contracts	—	(44,343)	—	—	(44,343)
Total	$77,254	$(44,343)	$(61,380)	$22,862	$(5,607)

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended July 31, 2022:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$37,037	$4,212,083
Futures contracts (average notional value)	277,027	4,006,533

	Long Derivative		Short Derivative
	Volume		Volume
Options contracts (average notional value)*	EUR	187,540	—
Options contracts (average notional value)*	USD	$10,804	$4,690

*	Long represents purchased options and short represents written options.

10. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Delaware Strategic Income Fund
	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
TD Bank	$104,173	$—	$104,173
JPMorgan	22,862	(61,380)	(38,518)

		Fair Value of		Fair Value of
		Non-Cash		Non-Cash
		Collateral	Cash Collateral	Collateral	Cash Collateral
Counterparty	Net Position	Received	Received	Pledged	Pledged	Net Exposure(a)
TD Bank	$104,173	$—	$(100,000)	$—	$—	$4,173
JPMorgan	(38,518)	—	—	—	—	(38,518)

(a)	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

Notes to financial statements
Delaware Strategic Income Fund

11. Securities Lending

The Fund, along with other funds in Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended July 31, 2022, the Fund had no securities out on loan.

12. Credit and Market Risk

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund's performance.

Beginning in late February 2022, global financial markets have experienced and may continue to experience significant volatility related to military action by Russia in Ukraine. As a result of this military action, the US and many other countries have imposed sanctions on Russia and certain Russian individuals, banks and corporations. The ongoing hostilities and resulting sanctions are expected to have a severe adverse effect on the region’s economies and more globally, including significant negative impact on markets for certain securities and commodities, such as oil and natural gas. Any cessation of trading on the Russian securities markets will impact the value and liquidity of certain portfolio holdings. The extent and duration of military action, sanctions, and resulting market disruptions are impossible to predict, but could be substantial and prolonged and impact the Fund’s performance.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

Notes to financial statements
Delaware Strategic Income Fund

12. Credit and Market Risk (continued)

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, "IBORs") could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average (EONIA), which are also the subject of recent reform.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

Notes to financial statements
Delaware Strategic Income Fund

13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

14. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. As of the financial reporting period, Management is evaluating the impact of applying this ASU.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2022, that would require recognition or disclosure in the Fund's financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Government Fund and Shareholders of Delaware Strategic Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Strategic Income Fund (one of the funds constituting Delaware Group® Government Fund, referred to hereafter as the “Fund”) as of July 31, 2022, the related statement of operations for the year ended July 31, 2022, the statements of changes in net assets for each of the two years in the period ended July 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2022 and the financial highlights for each of the five years in the period ended July 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from agent banks, we performed other auditing procedure. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 16, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)
Delaware Strategic Income Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 17-19, 2022, the Program Administrator provided the required written annual report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2021 through March 31, 2022. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund.

Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information. All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2022, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%
Total Distributions (Tax Basis)	100.00%
____________________
(A)	is based on a percentage of the Fund's total distributions.

The percentage of the ordinary dividends reported by the fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 100.00%.

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Interested Trustee

Shawn K. Lytle[1]	President,	President and	128	Macquarie Asset	None
100 Independence	Chief Executive	Chief Executive		Management[2]
610 Market Street	Officer,	Officer		(2015–Present)
Philadelphia, PA	and Trustee	since August 2015		-Global Head of
19106-2354				Macquarie Asset
February 1970		Trustee since		Management
		September 2015		(2019–Present)
-Head of Americas of
Macquarie Group
(2017–Present)
-Deputy Global Head of
Macquarie Asset
Management
(2017–2019)
-Head of Macquarie
Asset Management
Americas (2015–2017)

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years
Independent Trustees

Jerome D.	Trustee	Since January 2019	128	Stonebrook Capital	None
Abernathy				Management, LLC
100 Independence				(financial
610 Market Street				technology: macro
Philadelphia, PA				factors and databases)
19106-2354				-Managing Member
July 1959				(1993-Present)

Thomas L. Bennett	Chair and Trustee	Trustee since March	128	Private Investor	None
100 Independence		2005		(2004–Present)
610 Market Street
Philadelphia, PA		Chair since March
19106-2354		2015
October 1947

Ann D. Borowiec	Trustee	Since March 2015	128	J.P. Morgan Chase & Co.	Banco Santander International
100 Independence				(1987-2013)	(2016–2019)
610 Market Street				-Chief Executive Officer,	Santander Bank, N.A.
Philadelphia, PA				Private Wealth	(2016-2019)
19106-2354				Management
November 1958				(2011–2013)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Joseph W. Chow	Trustee	Since January 2013	128	Private Investor	None
100 Independence				(2011–Present)
610 Market Street
Philadelphia, PA
19106-2354
January 1953

H. Jeffrey Dobbs[3]	Trustee	Since December 2021	128	KPMG LLP	TechAccel LLC
100 Independence				(2010-2015)	(2015–Present)
610 Market Street				-Global Sector Chairman,	PatientsVoices, Inc.
Philadelphia, PA				Industrial Manufacturing	(2018–Present)
19106-2354				(2010-2015)	Valparaiso University Board
May 1955					(2012-Present)
Ivy Funds Complex (2019-2021)

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

John A. Fry	Trustee	Since January 2001	128	Drexel University	Federal Reserve
100 Independence				-President	Bank of Philadelphia
610 Market Street				(August 2010–Present)	(2020–Present)
Philadelphia, PA					FS Credit Real Estate Income
19106-2354					Trust, Inc. (2018–Present)
May 1960					vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Joseph Harroz, Jr.[3]	Trustee	Since December 2021	128	University of Oklahoma	OU Medicine, Inc.
100 Independence				-President	(2020–Present)
610 Market Street				(2020–Present)	Big 12 Athletic Conference
Philadelphia, PA				-Interim President	(2019-Present)
19106-2354				(2019–2020)	Valliance Bank
January 1967				-Vice President and	(2007–Present)
				Dean, College of Law	Ivy Funds
				(2010–2019)	(1998-2021)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
(2019–Present)

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Sandra A.J.	Trustee	Since December 2021	128	Children’s Mercy	Brixmor Property Group Inc.
Lawrence[3]				Hospitals and Clinics	(2021-Present)
100 Independence				(2005–2019)	Sera Prognostics Inc.
610 Market Street				-Chief Administrative	(biotechnology) (2021-Present)
Philadelphia, PA				Officer	Recology (resource recovery)
19106-2354				(2016–2019)	(2021-Present)
September 1957					Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies) (2018-Present)
National Association of Corporate
Directors (2017-Present)
Ivy Funds Complex (2019-2021)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy NextShares (2019)
Westar Energy (utility)
(2004-2018)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Frances A.	Trustee	Since September	128	Banco Itaú International	Florida Chapter of National
Sevilla-Sacasa		2011		-Chief Executive Officer	Association of Corporate
100 Independence				(2012–2016)	Directors (2021-Present)
610 Market Street					Callon Petroleum Company
Philadelphia, PA					(2019-Present)
19106-2354					Camden Property Trust
January 1956					(2011-Present)
New Senior Investment
Group Inc. (2021)
Carrizo Oil & Gas, Inc.
(2018-2019)

Thomas K. Whitford	Trustee	Since January 2013	128	PNC Financial Services	HSBC USA Inc.
100 Independence				Group (1983–2013)	(2014–Present)
610 Market Street				-Vice Chairman	HSBC North America
Philadelphia, PA				(2009-2013)	Holdings Inc.
19106-2354					(2013–Present)
March 1956					HSBC Finance Corporation
(2013–2018)

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Christianna Wood	Trustee	Since January 2019	128	Gore Creek	The Merger Fund
100 Independence				Capital, Ltd.	(2013–2021),
610 Market Street				-Chief Executive Officer	The Merger Fund VL
Philadelphia, PA				and President	(2013–2021),
19106-2354				(2009–Present)	WCM Alternatives: Event-Driven
August 1959					Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund (2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–Present)

Board of trustees / directors and officers addendum
Delaware Funds by Macquarie®

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Janet L. Yeomans	Trustee	Since April 1999	128	3M Company	Okabena Company (2009–2017)
100 Independence				(1995-2012)
610 Market Street				-Vice President and
Philadelphia, PA				Treasurer (2006–2012)
19106-2354
July 1948

Officers

David F. Connor	Senior Vice President,	Senior Vice President,	128	David F. Connor has	None[4]
100 Independence	General Counsel, and	since May 2013;		served in various
610 Market Street	Secretary	General Counsel		capacities at different
Philadelphia, PA		since May 2015;		times at Macquarie Asset
19106-2354		Secretary since		Management.
December 1963		October 2005

Daniel V. Geatens	Senior Vice President	Senior Vice President	128	Daniel V. Geatens has	None[4]
100 Independence	and Treasurer	and Treasurer since		served in various
610 Market Street		October 2007		capacities at different
Philadelphia, PA				times at Macquarie Asset
19106-2354				Management.
October 1972

Other
			Number of	Principal	Directorships
Name,	Position(s)		Funds in Fund	Occupation(s)	Held by Trustee
Address,	Held with	Length of Time	Complex Overseen	During the	During the
and Birth Date	the Trust	Served	by Trustee	Past Five Years	Past Five Years

Richard Salus	Senior Vice President	Senior Vice President	128	Richard Salus has	None
100 Independence	and Chief Financial	and Chief Financial		served in various
610 Market Street	Officer	Officer since		capacities at different
Philadelphia, PA		November 2006		times at Macquarie Asset
19106-2354				Management.
October 1963

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Asset Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
[4]

David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

About the organization

Board of trustees

Shawn K. Lytle
President and
Chief Executive Officer
Delaware Funds
by Macquarie®

Jerome D. Abernathy
Managing Member
Stonebrook Capital
Management, LLC

Thomas L. Bennett
Chairman of the Board
Delaware Funds
by Macquarie
Private Investor

Ann D. Borowiec
Former Chief Executive
Officer
Private Wealth Management
J.P. Morgan Chase & Co.

Joseph W. Chow
Private Investor

H. Jeffrey Dobbs
Former Global Sector
Chairman
Industrial Manufacturing,
KPMG, LLP

John A. Fry President Drexel University Joseph Harroz, Jr. President University of Oklahoma Sandra A.J. Lawrence Former Chief Administrative Officer Children's Mercy Hospitals and Clinics

Frances A.
Sevilla-Sacasa
Former Chief Executive
Officer
Banco Itaú International

Thomas K. Whitford
Former Vice Chairman
PNC Financial Services
Group

Christianna Wood
Chief Executive Officer
and President
Gore Creek Capital, Ltd.

Janet L. Yeomans
Former Vice President and
Treasurer
3M Company

Affiliated officers
David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie	Daniel V. Geatens Senior Vice President and Treasurer Delaware Funds by Macquarie	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie

This annual report is for the information of Delaware Strategic Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs
John A. Fry
Sandra A.J. Lawrence
Frances Sevilla-Sacasa, Chair

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $90,643 for the fiscal year ended July 31, 2022.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $81,783 for the fiscal year ended July 31, 2021.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended July 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2021.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $958,376 for the registrant’s fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $12,520 for the fiscal year ended July 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $13,000 for the fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2021.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2021.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2021. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $10,812,067 and $9,044,000 for the registrant’s fiscal years ended July 31, 2022 and July 31, 2021, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® GOVERNMENT FUND

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	October 3, 2022

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	October 3, 2022